Exhibit 10.3

THIS SENIOR SECURED CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.

SENIOR SECURED COVERTIBLE PROMISSORY NOTE

Houston, Texas

Principal Sum: $5,000,000.00	[●]

FOR VALUE RECEIVED, ALPHA ENERGY, Inc. (“Maker,” or, the “Company”), whose address is 4162 Meyerwood Drive, Houston, TX 77025 promises to pay to the order of ___________“Payees”, at places designated in writing in advance by Payees, when due, the principal sum of Five Million Dollars ($5,000,000.00) (the “Principal Amount”). The obligations of Maker under this Note are secured by the Pledge and Security Agreement, attached hereto as Exhibit “A”, as it may be amended from time to time, between Maker and Payees.

1.    Interest. Interest shall accrue quarterly at seven and twenty-five hundreth percent (7.25%) on the Principal Amount payable quarterly. There shall be interest only payments made during the term of this note. The first payment shall be due and payable on __________ and shall be paid on the fifth day of the subsequent twelve months.

2.    Payments. The Principal Amount shall be due and payable two years after date of contract (the “Maturity Date”). All amounts payable hereunder are payable in lawful money of the United States of America. Payment shall be deemed made and effective at 11:59 p.m. Central Standard Time on the date of payment, regardless of the actual time of delivery of such payment. All payments whether principal or interest payments shall be made to the address specified by the notice section of this agreement.

3.    Prepayment at Option of Maker. Maker may prepay in cash all (but not less than all) of the Principal Amount of this Note prior to the Maturity Date without the prior written consent of Payees.

4.    Use of Proceeds. The Company shall apply the $5,000,000.00 Proceeds pursuant to the Use of Proceeds in Exhibit “D”.

5.    Consent Requirements. So long as any Principal Amount remains outstanding hereunder, Maker shall not, in each case without first obtaining the prior written consent of Payees:

a.

create or issue any debt securities or incur any indebtedness or redeem, repurchase, prepay or otherwise acquire any outstanding debt securities or indebtedness of Maker (other than trade payables incurred in the ordinary course of business consistent with past practice), except as expressly required by the terms of such securities or indebtedness;

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note

b.	sell all or substantially all of Maker’s assets or stock, or consolidate or merge with another entity;

c.	liquidate, dissolve, recapitalize or reorganize;

d.	enter into any agreement, commitment, understanding or other arrangement to take any of the foregoing actions; or

e.	cause or authorize any subsidiary of Maker to engage in any of the foregoing actions.

6.    Conversion Options.

a.	Subject to Section 7, Payees may convert this Note on the Maturity Date into that number of shares of common stock of Maker that results from dividing the Principal and Interest Amount by $5.00

b.

Payees shall effect the conversion of this Note pursuant to this Section 6 by providing notice to Maker of its intent to convert and surrendering this Note to Maker. Not later than ten trading days after receipt of such notice and the surrendered Note from Payees, Maker shall deliver to Payees a certificate or certificates representing the number of shares of common stock being acquired upon the conversion of this Note.

c.

In case Maker shall, after the original issue date of this Note (i) subdivide its outstanding shares of common stock into a greater number of shares or issue additional shares of common stock for no consideration as a stock dividend, (ii) combine its outstanding shares of common stock into a smaller number of shares of common stock, or (iii) issue any shares of its capital stock in a reclassification of the common stock, then the number of common shares receivable upon conversion of this Note immediately prior thereto shall be adjusted so that Payees shall be entitled to receive the kind and number of common shares or other securities of Maker which it would have owned or have been entitled to receive had this Note been converted in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Payees shall submit a Form of Conversion, as attached to this document as Exhibit “C”.

7.    Limitation on Conversion. Notwithstanding anything to the contrary herein, in no event shall this Note be converted into shares of common stock or other securities of the Company to the extent that such conversion would result in Payees and its affiliates together beneficially owning more than 4.99% of the outstanding shares of common stock. For purposes of this Section 7, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note

8.    Events of Default; Attorneys’ Fees. As used in this Note, an “Event of Default” means any one of the following events (whatever the reason of such Event of Default, and whether it be voluntary or be effected by operation of law):

a.

Default in the payment of the Principal Amount of this Note when it becomes due and payable and continuance of such default for a period of five trading days after there has been received by Maker from Payees a written notice specifying such default;

b.

Breach by Maker of any other material term hereunder (except with respect to the matters covered by subparagraph (a) above, as to which subparagraph (a) shall apply) or under the Security Agreement, and if such breach is curable, failure to cure such breach within ten trading days after there has been received by Maker from Payees a written notice specifying such breach;

c.

The entry by a court or agency or other authority having competent jurisdiction of: (1) a decree or order for relief in respect of Maker in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; (2) a decree or order adjudging Maker to be insolvent, or approving a petition seeking reorganization, arrangement, adjustment or composition of Maker and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (3) a decree or order appointing any person or entity to act as a custodian, conservator, receiver, liquidator, assignee, trustee or other similar official of Maker or of any substantial part of the property of Maker, or ordering the winding up or liquidation of the affairs of Maker and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or

d.

The commencement by Maker of a voluntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or of a voluntary proceeding seeking to be adjudicated insolvent or the consent by Maker to the entry of a decree or order for relief in an involuntary proceeding under any applicable bankruptcy, insolvency, reorganization or other similar law or to the commencement of any insolvency proceedings against it, or the filing by Maker of a petition or answer or consent seeking reorganization or relief under any applicable law, or the consent by Maker to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee or similar official of Maker or any substantial part of the property of Maker or the making by Maker of an assignment for the benefit of creditors.

If an Event of Default occurs and is continuing, then Payees may declare the Principal Amount of this Note to be due and payable immediately, by a notice in writing to Maker, and upon any such declaration, such amount shall become immediately due and payable. Maker hereby agrees to pay reasonable attorneys’ fees and all other reasonable costs and expenses incurred, after an Event of Default, in the enforcement of this Note, the enforcement of any security interest with respect to this Note, and the collection of amounts due hereunder, whether such enforcement or collection is by court action or otherwise.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note

Any Principal Amount which is not paid when due shall result in a late charge being incurred and payable by Maker in an amount equal to interest on such amount at the rate of 7.25% per annum from the date such amount was due until the same is paid in full.

9.    Liquidation, Dissolution or Winding Up. In the event of any liquidation, insolvency, dissolution or winding up of Maker, whether voluntary or involuntary, Payees shall be entitled, subject to the applicable provisions of applicable bankruptcy, insolvency or similar laws to be paid first out of the assets of Maker, whether such assets are capital, surplus or earnings, an amount (the “Liquidation Value”) equal to sum of the applicable Principal Amount. Whenever the distributions provided for in this Section 9 shall be payable in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of Maker. For purposes of this Section 9, the following shall be deemed to be a liquidation, dissolution, or winding up of Maker: (i) the sale of all or substantially all of the assets of Maker, (ii) the merger or consolidation of Maker with or into any other entity (other than a merger or consolidation in which shares of Maker’s voting capital stock outstanding immediately before such merger or consolidation are exchanged or converted into or constitute shares which represent more than fifty percent (50%) of the surviving entity’s voting capital stock after such consolidation or merger), and (iii) a transaction or series of related transactions in which a person or group of persons (as defined in Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acquires beneficial ownership (as determined in accordance with Rule 13d-3 of the Exchange Act) of more than 50% of the voting power of the Maker in a business combination transaction. The provisions of this Section 9 shall not apply to any reorganization, merger or consolidation involving (1) only a change in the state of incorporation of Maker, (2) a merger of Maker with or into a wholly-owned subsidiary of Maker that is incorporated in the United States of America, or (3) an acquisition by Maker by merger, reorganization or consolidation, after which Maker is substantively the surviving company and operates as a going concern, of another entity incorporated in the United States of America that is engaged in a business similar or related to the business of Maker.

10.    Certain Actions Prohibited. Maker shall not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Note and in the taking of all such action as may reasonably be requested by the holder of this Note in order to protect the exchange privileges of Payees against impairment, consistent with the tenor and purpose of this Note.

11.    No Transfer; Miscellaneous. Neither Payees nor Maker may assign or otherwise transfer this Note or any interest therein to any other person or entity without the express written consent of the other. This Note shall be binding upon any entity succeeding to Maker by operation of law. Maker waives demand for payment, presentment for payment, notice of dishonor, protest and notice of protest. This Note shall be governed as to validity, interpretation, construction, effect and in all other respects by the laws and decisions of the State of Colorado. No delay or omission by Payees in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude any or full exercise thereof or the exercise of any other right or power. Each legal holder hereof shall have and may exercise all the rights and powers given to Payees herein. If any provision of this Note shall be prohibited or invalid, under applicable law, it shall be ineffective only to such extent, without invalidating the remainder of this Note.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note

12.    Waivers; Forbearance; Acknowledgements.

a.	Payees acknowledges that it is aware of Maker’s current financial situation.

b.

Payees acknowledges that Maker is seeking additional financing and that no assurance can be provided by Maker that it will be able to satisfy its obligations to Payees under this Note if Maker fails to obtain such financing.

13.    Amendment. No term of this Note may be amended or waived without the written consent of Maker and Payees.

[Signature Page Follows]

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note

The issuance date of this Note is _________, 2022 , and this Note is executed on the date stated below.

AGREED AND ACCEPTED

ALPHA ENERGY, INC.
(Payees)	(Maker)

By:	By: John Lepin
Title:	Title: COB / Principal Financial Officer

(Payees)

By:
Title:

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note

Alpha Energy, Inc

Senior Secured Convertible Promissory Note

Exhibit List

Exhibits for Senior Secured Convertible:

Exhibit “A”	Pledge and Security Agreement
Exhibit “B”	Logan 1: Form of Purchase and Sale Agreement
Logan 1 Option Agreements
Exhibit “C”	Notice of Conversion
Exhibit “D”	Asset Purchase and Start-Up Budget
Exhibit “E”	Logan 1 Reserve Report Effective October 1st, 2021
Exhibit “F”	Form of Mortgage Agreement

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note

Alpha Energy, Inc

Senior Secured Convertible Promissory Note

Exhibit “A”

PLEDGE AND SECURITY AGREEMENT

This PLEDGE AND SECURITY AGREEMENT (the “Agreement”), dated [•] , is made by and between Alpha Energy Inc., a Colorado corporation , (the “Debtor”), and ____________ (the “Holder”), (the “Secured Party”) (together referred to as the “Parties”).

RECITALS

A.    Prior to or concurrently with the execution of this Agreement, the Debtor and the Secured Party are entering into a Senior Secured Convertible Promissory Note (the “Note Agreement”) providing for a loan of Five Million dollars and No Cents ($5,000,000.00) Promissory Note (the "7.25% Senior Secured Convertible Promissory Notes," the "Transaction Documents").

B.    As a condition precedent to the Secured Party entering into the Purchase Agreement, the Secured Party has required that the obligations of Borrower under the Notes be secured by a security interest in certain assets of Debtor in accordance with the terms of this Security Agreement.

NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto, intending to be bound, do hereby agree as follows:

1.

Grant of Security Interest and Collateral Assignment. As collateral security for the due and punctual payment and performance of the Secured Obligations, as defined in Section 2 (Secured Obligations) the Debtor hereby grants to the Secured Party, with full power and authority to exercise all rights and powers granted by the Debtor hereunder, a lien upon, and a security interest, in and to, and hereby collaterally assigns to the Secured Party, the following assets (the “Collateral”):

All assets obtained by the debtor in the attached Purchase and Sale Agreement between Alpha Energy, Inc and Progressive Well Service, LLC executed simultaneously on March 17, 2022_ attached hereto as Exhibit “B”, valued per independent engineering reserve analysis attached hereto as Exhibit “E”, and utilizing the Form of Mortgage Agreement attached hereto as Exhibit “F”.

2.

Secured Obligations. The debts, obligations and liabilities secured hereby (the “Secured Obligations”) are the following: (i) any and all obligations of the Debtor to the Secured Party under the Senior Secured Convertible Promissory and any and all other obligations to or agreements with the Secured Party; (ii) the full amount of any indemnity arising under Section 3; and, (iii) any and all other obligations of Debtor hereunder.

3.

No Secured Party Liability re Company; Indemnification. This pledge and security interest is for Collateral purposes only, and the Secured Party shall not, either by virtue hereof, or by the retention of distributions to which the Debtor would otherwise be entitled, or by virtue of its receipt of distributions from the Company, or by the exercise of any of its rights hereunder, be deemed to be a partner or principal of the Company or to have any liability for the debts, obligations or liabilities of the Company, the Debtor or any other participant in the Company or to have any obligation to make capital contributions to the Company. The Debtor shall indemnify and hold harmless the Secured Party in its capacity as Secured Party from and against any and all liability, loss or damage which it may suffer or incur and which arises out of or results from:

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “A”

(a) The Company’s organizational documents or any agreement to which the Company may be a party (a “Company Agreement”), including, without limitation, the Debtor being named as a general or limited partner therein or acting in such capacity pursuant to the terms thereof and the Transaction Documents;

(b) This Agreement or the Secured Party’s receipt of distributions or the lawful exercise of any rights of the Secured Party hereunder; and

(c) Any claimed or any alleged obligation, liability or duty on the part of the Secured Party to perform or discharge any of the terms, covenants or provisions of any Company Agreement; together, in each instance, with all costs and expenses (including, without limitation, court costs and reasonable attorneys’ fees) paid or incurred in connection therewith. Notwithstanding the foregoing, the Debtor shall not be obligated to indemnify the Secured Party hereunder for any liability, loss or damage which the Secured Party may suffer or incur as a result of gross negligence or willful misconduct directly caused by the Secured Party. The Debtor shall reimburse the Secured Party upon demand for the full amount of any indemnity to which the Secured Party may be entitled hereunder, and the full amount of the Debtor’s indemnity obligation shall be considered to be a Secured Obligation and shall be secured hereby.

4.

Further Assurances. Debtor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the Uniform Commercial Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by the Uniform Commercial Code for the sufficiency or filing office acceptance of any financing statement or amendment, including, but not limited to (i) whether Debtor is an organization, the type of organization and (ii) any organization identification number issued to Debtor. Debtor agrees to furnish any such information to Secured Party promptly upon request. Debtor also ratifies its authorization for Secured Party to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

5.	Representations, Warranties and Covenants. The Debtor represents and warrants to, and covenants with, the Secured Party that:

5.1          No Certificates. The Collateral is not represented or evidenced by any form of certificate or other document which is an instrument (as defined in the UCC); and to the extent so certificated, the Debtor shall comply with the provisions of Section 4 (Certificates).

5.2          No Liens. The Collateral is not subject to any restriction which would prohibit or restrict the granting of a security interest in and collateral assignment of the Interest pursuant hereto, or any restriction which would prohibit or restrict the sale or other disposition of the Collateral upon default hereunder.

5.3          Authority. The Debtor has all power, statutory and otherwise, to execute and deliver this Agreement, to perform its obligations hereunder and to subject the Collateral to the security interest created hereby, all of which has been duly authorized by all necessary action. The execution and delivery of this Agreement, and the performance of this Agreement and the enforcement of the security interest granted hereby, will not result in any violation of or be in conflict with or constitute a default under any term of any agreement or instrument, or any judgment, decree, order, law, statute, rule or governmental regulation applicable to the Debtor or the collateral, or result in the creation of any mortgage, lien, charge or encumbrance upon the Collateral or any other of the properties or assets of the Debtor (except pursuant hereto).

5.4          Ownership. The Debtor is the sole record and beneficial owner of the Collateral, and neither the Collateral nor the proceeds thereof are subject to any pledge, lien, security interest, charge or encumbrance except the lien created pursuant to this Agreement. The Debtor will defend the Collateral against all claims and demands on all persons at any time claiming any interest therein. Other than the financing statements filed pursuant to this Agreement, no currently effective financing statement covering the Collateral is on file in any public office where such financing statements are required or permitted to be filed pursuant to the UCC.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “A”

5.5          Consent of Secured Party. The Debtor shall not enter into any amendment to any Company Agreement without the prior written consent of the Secured Party (which consent the Secured Party may give or withhold in its sole discretion), but which consent shall be deemed to be given if it is not denied within thirty (30) days after Debtor gives notice, pursuant to the provisions of Section 11, to the Secured Party and its attorney.

5.6          No Assignment. The Debtor shall not (i) sell, assign, pledge, encumber, grant a security interest in or otherwise transfer or dispose of, or create or suffer to be created any lien, security interest or encumbrance on, any of the Collateral or this Agreement without the prior written consent of the Secured Party (which consent the Secured Party may give or withhold in its sole discretion). The Debtor shall give the Secured Party prompt and detailed notice (i) of any lien, security interest, encumbrance or claim made or asserted against any of the Collateral, (ii) of any distribution of cash or other property by the Company, whether in complete or partial liquidation or otherwise, and of any other material change in the composition of the Collateral, and (iii) of the occurrence of any other event which could have a material adverse effect on the aggregate value of the Collateral or on the security interest created hereunder.

5.7          Principal Address of Debtor. The Debtor’s principal place of business is 4162 Meyerwood Drive, Houston, TX 77025 and the office in which the records concerning the Collateral are kept is located at such address. The Debtor will not locate Debtor’s principal place of business or residence, as the case may be, at another address, and will not remove the Debtor’s records relating to the Collateral to another location without (i) giving the Secured Party thirty (30) days prior written notice thereof, and (ii) in connection with any such changes, executing and delivering, or causing to be executed and delivered, to the Secured Party all such additional security agreements, financing statements and other documents as the Secured Party shall reasonably require due to any such change. Debtor shall promptly transmit to Secured Party all information that it may have or receive with respect to Collateral or with respect to any account debtor which might in any way affect Secured Party's rights or remedies with respect thereto.

5.8          Name Changes. The Debtor will not change his name without (i) giving the Secured Party thirty (30) days prior written notice thereof and (ii) in connection with any such change, executing and delivering, or causing to be executed and delivered, to the Secured Party all such additional security agreements, financing statements and other documents as the Secured Party shall reasonably require to maintain its rights under this Agreement.

5.9          Distributions. The Debtor has agreed that all distributions on account of the Interest are to be paid directly to the Secured Party and Debtor shall obtain all consents required to do so, except that as long as no default or Event of Default exists hereunder or any document or instrument creating the Secured Obligations or standing as security therefor, the Debtor may retain such distributions.

6.	Events of Default.

6.1          Events of Default. The occurrence of any one or more of the following events shall constitute an event of default (an “Event of Default”) under this Agreement: (i) should any representation or warranty made by or on behalf of the Debtor in this Agreement or in any document related hereto, including the Transaction Documents, be, or become, materially inaccurate (except to the extent rendered inaccurate by the mere passage of time or by reason of actions taken by the Debtor with the prior written consent of the Secured Party or expressly permitted hereby); or (ii) should the Debtor default in the due performance or observance of any term, covenant or agreement on his part to be performed or observed pursuant to this Agreement, pursuant to any document or instrument creating the Secured Obligations or standing as security therefor, or pursuant to any other agreement with the Secured Party, as the case may be.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “A”

6.2          Remedies. If an Event of Default shall occur hereunder: (i) the Secured Party may take possession of the Collateral and may exclude the Debtor, and all persons claiming by, through or under the Debtor, from possession thereof, and may assign the Collateral to a nominee or a third party (it being understood that, in connection therewith, the Secured Party or any third party assignee or nominee of the Secured Party shall have the right to exercise, in the name of the Debtor, Debtor’s rights and powers as a principal including “Manager” of any LLC, if applicable, of the Company); and (ii) the Secured Party shall have all rights and remedies of a secured party available under the UCC and any other rights and remedies available under this Security Agreement or at law or in equity.

6.3          Substitute Principal. In the event of the taking of possession of the Collateral, the Secured Party or any third party assignee or nominee of the Secured Party, may, in addition to (but in no way limiting) the foregoing remedies, become a substitute principal in the Company (including, but not limited to, a partner in any partnership, a member and/or manager in any LLC or LLP, and a stockholder of any corporation).

6.4          Disposition of Collateral. More specifically, but in no way in limitation of the rights and remedies of the Secured Party, the Secured Party may, upon ten (10) days’ notice (which notice shall be deemed to satisfy any requirement of reasonable notification) to the Debtor of the time, place and circumstances of sale, and without liability for any diminution in price which may have occurred, sell or otherwise dispose of all or any part of the Collateral. Such sale or other disposition may be by public or private proceedings and may be made by way of one or more contracts, as a unit or in portions, at such time and place, by such method, and in such manner and on such terms, as the Secured Party may determine. At any public sale, the Secured Party shall be free to purchase all or any part of the Collateral. The Debtor recognizes that the fact that the Interest is not registered under the Securities Act of 1933 and is unlikely to be registered in the future may necessitate a private sale which is likely to result in a lower price than would a public sale, and hereby consents to such a private sale and agrees that the same is commercially reasonable.

6.5          Proceeds of Disposition. The proceeds of any sale or other disposition of or collection of or other realization upon all or any part of the Collateral (together with any cash held as Collateral hereunder), shall be applied in the following order of priority: First, to pay the costs and expenses of collection, custody, sale or other disposition or delivery (including, without limitation, reasonable legal costs and attorneys’ fees) and all other charges incurred by the Secured Party with respect to the Collateral; Second, to the payment of the Secured Obligations; and third, to pay any surplus to the Debtor or to any person or party lawfully entitled thereto, or as a court of competent jurisdiction may direct.

6.6          Sufficient Discharge. The receipt given by the Secured Party for the purchase money paid at any sale shall be a sufficient discharge therefor to any purchaser of all or any part of the Collateral sold. No such purchaser, after paying such purchase money and receiving such receipt, shall be bound to see to the application of such purchase money or any part thereof, or in any manner be answerable for any loss, misapplication or non-application of any such purchase money, or any part thereof, or be bound to inquire as to the authorization, necessity, expediency or regularity of any such sale.

7.

Attorney-in-Fact. The Secured Party is hereby appointed the attorney-in-fact, with full power of substitution, of the Debtor for the purpose of carrying out the provisions hereof and taking any action and executing any instruments, including, without limitation, financing or continuation statements, conveyances, assignments and transfers which are required to be taken or executed by the Debtor, and including any documents required to be signed by the Debtor to designate the Secured Party or its nominee or third party assignee, or the purchaser of all or part of the Collateral, as a substitute principal in the Company in the event of foreclosure, which the Secured Party may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is coupled with an interest and is irrevocable. The Debtor shall indemnify and hold harmless the Secured Party from and against any liability or damage which it may incur in the exercise and performance, in good faith, of any of its powers and duties specifically set forth herein, but not for any liability or damage incurred on account of the gross negligence or willful misconduct of the Secured Party. In addition, Secured Party is further granted the power, coupled with an interest, to sign on behalf of Debtor as attorney-in-fact and to file one or more financing statements under the Uniform Commercial Code naming Debtor as debtor and Secured Party as secured party and describing the Collateral herein specified.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “A”

8.

Waivers. To the extent permitted by law, the Debtor hereby waives any right he may have under applicable law, to notice or to a judicial hearing prior to the exercise of any right or remedy provided hereby to the Secured Party and waives the Debtor’s rights, if any, to set aside or invalidate any sale duly consummated in accordance with the provisions hereof on the grounds (if such be the case) that the sale was consummated without a prior judicial hearing. The Debtor’s waivers under this Section 8 have been made voluntarily, intelligently and knowingly, and after the Debtor has been apprised and counseled by the Debtor’s attorneys as to the nature thereof and the Debtor’s possible alternative rights. No delay or omission on the part of the Secured Party in exercising any right hereunder shall operate as a waiver of such right or of any right hereunder. Any waiver of any such right on any one occasion shall not be construed as a bar to or waiver of any such right on any such future occasion. No course of dealing between the Debtor and the Secured Party nor any failure to exercise, nor any delay in exercising, on the part of the Secured Party, any right, power or privilege hereunder or under any of the Secured Obligations, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Notwithstanding the immediately preceding provisions of this Section 8, in the event that other sections of this Agreement specifically grant the right of notice to the Debtor, the Debtor shall enjoy such specific rights, and the provisions of such other sections shall supersede the foregoing provisions of this Section 8.

9.

Termination; Assignments. This Agreement and the security interest in and lien on the collateral created hereby shall terminate when all of the Secured Obligations have been paid in full. In the event of a sale or assignment (including without limitation a collateral assignment) by the Secured Party of all or any part of the Secured Obligations held by it, the Secured Party shall be deemed to have assigned or transferred its rights and interests under this Agreement, to the extent of such sale or assignment, to purchaser or purchasers of such Secured Obligations, whereupon such purchaser or purchasers shall become vested with the powers and rights so assigned by the Secured Party hereunder and the Secured Party shall, to that extent, thereafter be released and discharged from any liability or responsibility hereunder, with respect to the rights and interest so assigned, but if and to the extent that the Secured Party retains any interest in the Collateral, the Secured Party will continue to have the rights and powers set forth herein with respect thereto.

10.

Governmental Approvals, Etc. Upon the exercise by the Secured Party of any power, right, privilege or remedy pursuant to this Agreement which requires any consent, approval, registration, qualification or authorization of any governmental authority or instrumentality, the Debtor shall execute and deliver, or will cause the execution and delivery of, all applications, certificates, instruments and other documents and papers that the Secured Party may require therefor.

11.

Notices. All notices, requests, demands, consents, approvals or other communications to or upon the respective parties hereto shall be done in accordance with the notice provisions set forth in Section 5.4 of the Purchase Agreement, unless an alternative method of notice is specifically required herein.

12.	Miscellaneous.

12.1       Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of Nevada, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Denver, County, Colorado. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the Harris County for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “A”

12.3       Injunctive Relief. The Debtor agrees that the Debtor’s obligations and the rights of the Secured Party hereunder and under the Secured Obligation may be enforced by specific performance hereof and thereof and temporary, preliminary and/or final injunctive relief relating hereto and thereto, without necessity for proof by the Secured Party that the Secured Party would otherwise suffer irreparable harm, and the Debtor hereby consents to the issuance of such specific injunctive relief.

12.4       Secured Party Liability. The Secured Party shall be under no duty or liability with respect to the Collateral other than to use reasonable care in the custody of any certificate representing the Collateral while in its possession, and shall not be liable for any failure to take action necessary to preserve rights against prior parties on any instrument constituting Collateral. The Debtor agrees that in dealing with the Secured Party, the Debtor shall look solely to the assets and property of the Secured Party, in that no trustee, beneficiary, officer, director or agent of the Secured Party assumes any personal liability for the obligations of the Secured Party.

12.5        Cumulative Remedies. The rights and remedies of the Secured Party herein provided or provided under any other agreement or instrument, or otherwise available, are cumulative, and are in addition to and not exclusive of or in limitation of any rights and remedies provided by law, including, without limitation, the rights and remedies of secured party under the UCC.

12.6        Attorneys’ Fees. All costs and expenses, including without limitation, legal costs and reasonable attorneys’ fees, incurred by the Secured Party in enforcing this Agreement shall be chargeable to and secured by the Collateral hereunder.

12.7      Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of the Secured Obligations and all other amounts payable under the 7.25% Convertible Note. All rights of the Secured Party hereunder shall inure to the benefit of its successors and assigns, and this Security Agreement shall bind the Debtor’s heirs, legal representatives, successors and assigns.

12.8       Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

12.9       Separability. If any provision hereof shall be invalid or unenforceable in any respect or in any jurisdiction, the remaining provisions hereof shall remain in full force and effect and shall be enforceable to the maximum extent permitted by law.

12.10      No Consent. No consent, approval or waiver hereunder or pursuant hereto shall be binding unless in writing.

12.11      Section Headings. The section headings provided in this Agreement are for convenience of reference only and shall not be considered in construing this Agreement.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “A”

12.2        Amendments. No amendment or waiver of any provision of this Agreement, and no consent to any departure of the Debtor here from, shall in any event be effective, unless the same shall be in writing and signed by the parties.

[SIGNATURES ON FOLLLOWING PAGES]

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “A”

IN WITNESS WHEREOF, the Parties have caused this Security and Pledge Agreement to be executed and effective on the day and year first written above.

DEBTOR:

ALPHA ENERGY, INC.

______________________________________________

By:         John Lepin

Its:          COB / Principal Financial Officer

SECURED PARTIES:

______________________________________________

By:

Its:

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “A”

Alpha Energy, Inc

Senior Secured Convertible Promissory Note

Exhibit “B”

[PURCHASE AND SALE AGREEMENT BETWEEN ALPHA ENERGY, INC. AND PROGRESSIVE WELL SERVICE, LLC IMMEDIATELY FOLLOWS THIS PAGE]

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “B”

Alpha Energy, Inc

Senior Secured Convertible Promissory Note

Exhibit “C”

Notice of Conversion

Alpha Energy, Inc.

4162 Meyerwood Drive

Houston, Texas, 77025

_____________, 202_

_________________________________

_________________________________

_________________________________

_________________________________

Re: Partial Conversion of 7.25% Senior Secured Convertible Promissory Note with Alpha Energy, Inc.;

Please let this letter serve as notice of our intent to convert $_____________of the 7.25% Senior Secured Convertible Promissory Note listed below and 100% of the accrued and unpaid interest aggregating $____________ at __________. 202_ into a total of __________________ shares of the common stock of Alpha Energy, Inc. The shares are being converted at $5.00 per share per paragraph 6 (“Optional Conversion”) of the attached Convertible Promissory Note.

Date of Revolver	Principal	Accrued Interest	No. of Shares
	$	$

The total monetary portion of the Note and accrued and unpaid interest to be converted to common stock shall be $_________, leaving a principle balance of $_________ and __ accrued and unpaid interest at _____________, 202_.

Please issue such shares and deliver them as set forth in the attached letter.

Thank you for your assistance in this matter.

Sincerely,

_____________________________

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “C”

Alpha Energy, Inc

Senior Secured Convertible Promissory Note

Exhibit “D”

Logan 1 Project, Logan County, OK Asset Purchase and Start-Up Budget
Logan 1 Purchase	600,000
Leasing	144,000
Workover Program	427,660	Reactivation and/or recompletion of 30 wells
Geophysics	100,000
PUD Horizontal	2,500,000
Battlewagon (TX) Exploration Project	200,000	Acquire rights and data
Rayado (NM) Exploration Project	95,000	Acquire rights and data
Additional development or acquisition	646,236	Drill Woodford well or transact on additional acquisition(s)
Financing	87,104
Working Capital	200,000
Total	$5,000,000

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “D”

Alpha Energy, Inc

Senior Secured Convertible Promissory Note

Exhibit “E”

[LOGAN 1 RESERVE REPORT EFFECTIVE OCTOBER 1ST, 2021 IMMEDIATELY FOLLOWS THIS PAGE]

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “E”

Alpha Energy, Inc

Senior Secured Convertible Promissory Note

Exhibit “F”

Form of Mortgage Agreement

MORTGAGE, SECURITY AGREEMENT,

FIXTURE FILING AND FINANCING STATEMENT

THIS MORTGAGE, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (the “Mortgage”) is from Alpha Energy, Inc., a Colorado Corporation, as Mortgagor (the “Mortgagor”), to the Mortgagee (hereinafter defined). The addresses of the Mortgagor and the Mortgagee are set forth in Section 9.14 hereof. This Mortgage is dated ____________ 2022.

ARTICLE I
DEFINITIONS

1.1.    For all purposes of this Mortgage, unless the context otherwise requires:

“Accounts and Contract Rights” means all accounts (including accounts in the form of joint interest billings), contract rights and general intangibles of the Mortgagor now or hereafter existing, or hereafter acquired by, or on behalf of, the Mortgagor or the Mortgagor’s successors in interest, relating to the sale, purchase, exchange, extraction, transportation or processing of Hydrocarbons produced or to be produced from the Mortgaged Property, together with all accounts and proceeds accruing to the Mortgagor attributable to the sale of Hydrocarbons produced from the Mortgaged Property.

“As-Extracted Collateral” means Hydrocarbons which may be extracted from the Mortgaged Property, and the accounts relating thereto, which will be financed at the wellheads of the wells located on the Mortgaged Property and accounts arising out of the sale thereof.

“Borrower” means the Mortgagor.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in Houston, Texas, are authorized or required by law to remain closed.

“Certificates of Ownership Interests” means the Certificates of Ownership Interests, if any, delivered by the Mortgagor in connection with the Credit Agreement.

“Code” means the Uniform Commercial Code as in effect in Colorado or, to the extent that the Laws of any jurisdiction wherein the affected Mortgaged Property is located or the Mortgagor was formed require the application of the Uniform Commercial Code adopted by such jurisdiction to an enforcement action against such Mortgaged Property, such other jurisdiction.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

“Credit Agreement” means the Senior Secured Convertible Promissory Note between the Borrower and various lenders dated _______ 2022, as it has been or may hereafter be amended, restated, supplemented or otherwise modified from time to time.

“Credit Parties” means each of the Lenders, and “Credit Party” means any of them.

“Debtor” has the meaning given such term in Section 9.13.1 hereof.

“Effective Date” means the date on which this Mortgage is executed.

“Event of Default” has the meaning stated in Article VII of this Mortgage.

“Exhibit A” means, unless specifically indicated otherwise, Exhibit A attached hereto.

“Governmental Authority” means any nation, country, commonwealth, territory, government, state, county, parish, municipality, or other political subdivision and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of or pertaining to government.

“Hydrocarbons” means oil, gas, casinghead gas, drip gasoline, natural gasoline and condensate and all other liquid or gaseous hydrocarbons.

“Lands” means the lands described in Exhibit A and in the mortgages and amendments to mortgage listed on Exhibit A and includes any lands, the description of which is contained in Exhibit A or incorporated in or referred to in Exhibit A by reference to another instrument or document, including, without limitation, all lands described in the Oil and Gas Leases, and also includes any lands now or hereafter unitized, pooled, spaced, or otherwise combined, whether by statute, order, agreement, declaration or otherwise, with lands the description of which is contained in Exhibit A or is incorporated in Exhibit A by reference.

“Lenders” means any party identified within the Contractual Investment Agreement.

“Loan Papers” or “Loan Documents” means the Notes, this Mortgage, the Credit Agreement and all other documents, instruments and agreements delivered to the Administrative Agent at any time in connection with the Credit Agreement (other than any Intercreditor Agreement), as any of the foregoing are amended, restated or supplemented, renewed or extended from time to time.

“Mortgaged Property” has the meaning stated in Article II of this Mortgage.

“Mortgagee” means the Lenders.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

“Net Revenue Interest” means Mortgagor’s share of the total production of oil, gas and other Hydrocarbons produced from the Lands, after deducting Mortgagor’s share of all lessors’ royalties, overriding royalties, production payments and other payments out of, or measured by, production.

“Notes” means the promissory note or notes identified in Section 3.1.1 of this Mortgage, and all renewals, extensions, replacements and modifications thereof.

“Oil and Gas Leases” means, collectively, oil, gas and mineral leases, oil and gas leases, oil leases, gas leases, other mineral leases, subleases and assignments of operating rights pertaining to any of the foregoing, and all other interests pertaining to any of the foregoing, including, without limitation, all royalty and overriding royalty interests, production payments and net profit interests, mineral fee interests, and all contingent reversionary and carried interests relating to any of the foregoing and all other rights therein, which are described or to which reference may be made on Exhibit A or in any document or instrument referred to in Exhibit A or which cover or relate to any of the Lands.

“Operating Equipment” means all personal property and fixtures pertaining, affixed or incidental to, situated upon or used or useful in connection with all or any part of the Mortgaged Property, including, without limitation, all surface or subsurface machinery, equipment, facilities, or other personal property of whatsoever kind or nature (but excluding drilling rigs, trucks, automotive equipment or other personal property taken to the premises to drill a well or for other similar temporary uses) now or hereafter located on any of the Lands which are useful for the production, treatment, storage, sale or transportation of oil or gas, including, but not by way of limitation, all oil wells, gas wells, water wells, injection wells, casing, tubing, rods, pumping units and engines, Christmas trees, derricks, separators, gun barrels, flow lines, tanks, gas systems, (for gathering, treating and compression), water systems (for treating, disposal and injection), power plants, poles, lines, transformers, starters and controllers, machine shops, tools, storage yards and equipment stored therein, buildings and camps, telegraph, telephone and other communication systems, roads, loading racks and shipping facilities.

“Person” means a natural person, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust or any other entity or organization, including a Governmental Authority.

“Proceeds” has the meaning given such term in Section 5.1 hereof.

“Property” means any interest in any kind of property or asset, whether real, personal or mixed, tangible or intangible.

“Section” and “Article” mean and refer to a section or article of this Mortgage, unless specifically indicated otherwise.

“Secured Indebtedness” means all the indebtedness, obligations, and liabilities described or referred to in Section 3.1 of this Mortgage.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

“Secured Party” has the meaning given such term in Section 9.13.1 hereof.

“Subject Interests” has the meaning stated in Article II of this Mortgage.

“Well Data” means all logs, drilling reports, division orders, transfer orders, operating agreements, abstracts, title opinions, files, records, memoranda and other written or electronic information in the possession or control of the Mortgagor relating to any wells located on any of the Lands described in Exhibit A or in the mortgages and amendments to mortgage listed on Exhibit A.

1.2.    Other Defined Terms. The capitalized terms used herein have the meanings assigned to them in the Credit Agreement, unless they are otherwise defined herein or the context otherwise requires.

ARTICLE II
GRANTING CLAUSE - MORTGAGED PROPERTY

2.1.    The Mortgagor, for and in consideration of the premises and of the Secured Indebtedness hereinafter defined, has GRANTED, BARGAINED, SOLD, WARRANTED, MORTGAGED, PLEDGED, ASSIGNED, TRANSFERRED and CONVEYED, and by these presents does GRANT, BARGAIN, SELL, WARRANT, MORTGAGE, PLEDGE, ASSIGN, TRANSFER and CONVEY, unto the Mortgagee WITH POWER OF SALE with mortgage covenants, all the Mortgagor’s right, title and interest, whether now owned or hereafter acquired, in all of the hereinafter described properties, rights and interests; and, insofar as such properties, rights and interests consist of equipment, general intangibles, accounts, contract rights, inventory, fixtures, proceeds and products of collateral or any other personal property of a kind or character defined in or subject to the applicable provisions of the Code, the Mortgagor hereby grants to the Mortgagee a security interest therein, whether now owned or hereafter acquired, namely:

All of those certain Oil and Gas Leases, Lands, minerals, interests, and other properties (all such Oil and Gas Leases, Lands, interests and other properties being herein called the “Subject Interests”, as hereinafter further defined) which are described on Exhibit A or to which reference may be made on Exhibit A or which cover any of the Lands described on Exhibit A or which are located in or under any of the Lands described on Exhibit A or which are covered by any of the leases, assignments, mortgages, amendments to mortgage or other documents described on or referred to in Exhibit A or any document or instrument referred to in Exhibit A, which Exhibit A is made a part of this Mortgage for all purposes, and is incorporated herein by reference as fully as if copied at length in the body of this Mortgage at this point;

All rights, titles, interests, and estates now owned or hereafter acquired by the Mortgagor in and to (i) any and all properties now or hereafter pooled or unitized with any of the Subject Interests, and (ii) all presently existing or future unitization, communitization, and pooling agreements and the units created thereby which include all or any part of the Subject Interests, including, without limitation, all units formed under or pursuant to any Laws. The rights, titles, interests, and estates described in this Section 2.1.2 shall also be included within the term “Subject Interests” as used herein.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

All presently existing and future agreements hereafter entered into between the Mortgagor and any third party that provide for acquisition by the Mortgagor of any interest in any of the properties or interests specifically described in Exhibit A or in the mortgages and amendments to mortgage listed on Exhibit A or which relate to any of the properties and interests specifically described in Exhibit A or in the mortgages and amendments to mortgage listed on Exhibit A;

The Hydrocarbons (including inventory) which are in, under, upon, produced or to be produced from or attributable to the Lands or the Subject Interests;

The Accounts and Contract Rights;

The Operating Equipment;

The As-Extracted Collateral;

The Well Data;

The rights and security interests, if any, of the Mortgagor held by the Mortgagor to secure the obligation of the first purchaser to pay the purchase price of the Hydrocarbons;

All of Mortgagor’s right, title and interest in the oil wells and gas wells described on Exhibit A;

All surface leases, rights-of-way, franchises, easements, servitudes, licenses, privileges, tenements, hereditaments and appurtenances now existing or in the future obtained in connection with any of the aforesaid, and all other things of value and incident thereto which the Mortgagor may at any time have or be entitled to; and

All and any different and additional rights of any nature, of value or convenience in the enjoyment, development, operation or production, in any wise, of any Property or interest included in any of the foregoing clauses, and in all revenues, income, rents, issues, profits and other benefits arising therefrom or from any contract now in existence or hereafter entered into pertaining thereto, and in all rights and claims accrued or to accrue for the removal by anyone of oil and gas from, or other act causing damage to, any of such properties or interests;

all the aforesaid properties, rights and interests, together with any additions thereto which may be subjected to the lien of this Mortgage by means of supplements hereto, being hereinafter called the “Mortgaged Property”;

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

subject, however, to (i) the restrictions, exceptions, reservations, conditions, limitations, interests and other matters, if any, set forth or referred to in the specific descriptions of such properties and interests in Exhibit A or in the mortgages and amendments to mortgage listed on Exhibit A (including all presently existing royalties, overriding royalties, payments out of production and other burdens which are referred to in Exhibit A or in the mortgages and amendments to mortgage listed on Exhibit A and which are taken into consideration in computing the decimal or fractional interest as set forth in the Certificates of Ownership Interests); (ii) any operator’s lien arising by operation of applicable Law (or pursuant to the provisions of an operating agreement designating a Person other than the Mortgagor as operator) which has been perfected under applicable Law prior to the date of this Mortgage or of which the Mortgagee has constructive or actual notice as of the date hereof; (iii) the condition that the Mortgagee shall not be liable in any respect for the performance of any covenant or obligation of the Mortgagor with respect to the Mortgaged Property;

TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, its successors and assigns, forever, to secure the payment of the Secured Indebtedness and to secure the performance of the obligations of the Mortgagor contained herein.

ARTICLE III
INDEBTEDNESS SECURED

3.1.    Notes and Secured Indebtedness. This Mortgage is given to secure the following indebtedness, obligations and liabilities:

The Loan Obligations, as evidenced in part by those certain SENIOR SECURED COVERTIBLE PROMISSORY NOTES (together with all renewals, increases, extensions, and modifications thereof and substitutions therefor) executed by the Borrower and payable to the order of the Lenders in the aggregate original principal amount of up to $5,000,000, which notes bear interest as provided therein including all obligations and indebtedness of the Borrower; Mortgagor, from time to time, but shall not be obligated to do so, and that all such additional sums and loans shall be part of the Secured Indebtedness).

3.2.    Final Maturity. Unless earlier payment is required by the terms of instruments secured by this Mortgage (including earlier payment as a result of the acceleration of payment of obligations secured by this Mortgage), the obligations secured by this Mortgage shall mature two years following the date of this Mortgage or, if such due date can be extended under applicable law without filing an amendment to this Mortgage, such later date as is specified (by amendment or otherwise) in such instruments.

ARTICLE IV
COVENANTS, REPRESENTATIONS, WARRANTIES AND
AGREEMENTS OF MORTGAGOR

The Mortgagor covenants, represents, warrants, and agrees that:

4.1.    Payment of Secured Indebtedness. The Mortgagor will duly and punctually pay or cause to be paid all of the Secured Indebtedness.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

4.2.    Warranties. (a) The Oil and Gas Leases either directly acquired from the operator, or to be acquired, are valid, subsisting leases, superior and paramount to all other oil and gas leases respecting the properties to which they pertain; (b) at the closing of the financing transaction, the Mortgagor represents that it will have closed and own an interest in the oil and gas leases and properties described in Exhibit A or in the mortgages, amendments to mortgage and other instruments described in Exhibit A and, to the extent of the interest specified in the Certificates of Ownership Interests, has valid and defensible title to each property right or interest constituting the Mortgaged Property and has a good and legal right to make the grant and conveyance made in this Mortgage, it being understood that the Mortgagor’s interest in each Oil and Gas Lease or Operating Equipment shall exceed Mortgagor’s Net Revenue Interest in production from such Oil and Gas Lease to the extent of the Mortgagor’s proportionate share of all royalties, overriding royalties, and other such payments out of production burdening the Mortgagor’s interest in each such Oil and Gas Lease; (c) the Mortgagor’s present Net Revenue Interest in the Mortgaged Property is not less than that specified in the Certificates of Ownership Interests; (d) the Mortgaged Property is free from all encumbrances or liens whatsoever, except as may be specifically set forth in Exhibit A or in the mortgages, amendments to mortgage and other instruments described in Exhibit A or as permitted by the provisions of Section 4.5.6; and (e) the Mortgagor is not obligated, by virtue of any deficiency presently existing under any contract providing for the sale by the Mortgagor of Hydrocarbons which contains a “take or pay” clause or under any similar arrangement, to deliver Hydrocarbons at some future time without then or thereafter receiving full payment therefor. The Mortgagor will warrant and forever defend the Mortgaged Property unto the Mortgagee, its successors and assigns against every Person whomsoever lawfully claiming the same or any part thereof, and the Mortgagor will maintain and preserve the lien and security interest hereby created so long as any of the Secured Indebtedness remains unpaid.

4.3.    Further Assurances. The Mortgagor will execute and deliver such other and further instruments and will do such other and further acts as in the opinion of the Mortgagee may be necessary or desirable to carry out more effectively the purposes of this Mortgage.

4.4.    Taxes. Subject to the Mortgagor’s right to contest the same in good faith and by appropriate proceedings, the Mortgagor will promptly pay all taxes, assessments and governmental charges legally imposed upon this Mortgage or upon the Mortgaged Property or upon the interest of the Mortgagee therein, or upon the income, profits, proceeds and other revenues thereof; provided that, in the alternative, the Mortgagor may, in the event of the enactment of such a Law, and must, if it is unlawful for the Mortgagor to pay such taxes, prepay that portion of the Secured Indebtedness which the Mortgagee in good faith determines is secured by Property covered by such Law within 60 days after demand therefor by the Mortgagee.

4.5.    Operation of the Mortgaged Property. So long as the Secured Indebtedness or any part thereof remains unpaid, and whether or not the Mortgagor is the operator of the Mortgaged Property, the Mortgagor shall, at the Mortgagor’s own expense and subject to the terms of the Loan Papers:

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

Maintain, develop and operate the Subject Interests in a good and workmanlike manner and will observe and comply with all of the terms and provisions, express or implied, of the Oil and Gas Leases in order to keep the Oil and Gas Leases in full force and effect so long as the Oil and Gas Leases are capable of producing Hydrocarbons in commercial quantities;

Comply in all material respects with all contracts and agreements applicable to or relating to the Mortgaged Property or the production and sale of Hydrocarbons therefrom and all applicable proration and conservation Law of the jurisdictions in which the Mortgaged Property is located, and all applicable Law, rules and regulations of every agency and authority from time to time constituted to regulate the development and operation of the Mortgaged Property and the production and sale of Hydrocarbons therefrom;

Commence such development as may be reasonably necessary to the prudent and economical operation of the Mortgaged Property, including such work as may be appropriate to protect the Mortgaged Property from diminution in the production capacity thereof and against drainage of Hydrocarbons thereunder by reason of production on other Properties;

At all times, maintain, preserve and keep all Operating Equipment in proper repair, working order and condition, and make all necessary or appropriate repairs, renewals, replacements, additions and improvements thereto, so that the efficiency of such Operating Equipment shall at all times be properly preserved and maintained, provided that no item of Operating Equipment need be so repaired, renewed, replaced, added to or improved, if the Mortgagor shall in good faith determine that such action is not necessary or desirable for the continued efficient and profitable operation of the business of the Mortgagor, and that the failure to take such action will not prejudice the interests of the Mortgagee;

Not abandon or cease developing, maintaining, operating and producing Hydrocarbons from, or cause or permit its agent to abandon, or cease developing, maintaining, operating, and producing Hydrocarbons from, any producing Mortgaged Property without first having undertaken and completed all reasonably prudent measures under the circumstances to restore such producing Mortgaged Property to economic production, and then only if the aggregate projected future ad valorem and severance taxes and operating expenses with respect to said Mortgaged Property exceed the projected future gross revenues attributable thereto;

Cause the Mortgaged Property to be kept free and clear of all liens, security interests, charges and encumbrances of every character, other than (i) Permitted Liens, and (ii) those hereafter consented to in writing by the Mortgagee; provided, that no intention to subordinate the first priority liens, security interests, and encumbrances granted in favor of the Mortgagee is hereby implied or expressed or is to be inferred by the permitted existence of the liens, security interests and encumbrances referred to in this Section 4.5.6 or elsewhere herein;

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

Maintain or cause to be maintained insurance with such insurers, in such amounts and covering such risks as is required by the Credit Agreement; and

Not sell, convey, trade, exchange, pool or unitize any portion of the Mortgaged Property or any of Mortgagor’s rights, titles, or interests therein or thereto, except as specifically provided otherwise herein;

provided, however, that with respect to Mortgaged Property which is operated by operators other than the Mortgagor or any of its Affiliates, the Mortgagor shall not be obligated itself to perform any undertakings contemplated by the covenants and agreements contained herein which are performable only by such operators and are beyond the control of the Mortgagor; and provided further, that the Mortgagor agrees to promptly take all actions available to the Mortgagor under any operating agreement or otherwise to bring about the performance of any such undertaking required to be performed by such operators.

4.6.    Recording. The Mortgagor will promptly and at the Mortgagor’s expense, record, register, deposit and file this Mortgage and every other instrument in addition or supplemental hereto in such offices and places and at such times and as often as may be necessary to preserve, protect and renew the lien and security interest hereof as a first lien and security interest on real or personal property, as the case may be, and the rights and remedies of the Mortgagee, and otherwise will do and perform all matters or things necessary or expedient to be done or observed by reason of any law or regulation of any state or of the United States or of any other competent authority, for the purpose of effectively creating, maintaining and preserving the lien and security interest hereof on the Mortgaged Property. In this connection and at the option of the Mortgagee but at the Mortgagor’s expense, the Mortgagee may record, register, deposit and file this Mortgage and supplements hereto.

4.7.    Records, Statements and Reports. The Mortgagor will keep proper books of record and account in which complete correct entries will be made of the Mortgagor’s transactions in accordance with sound accounting principles consistently applied and will furnish or cause to be furnished to the Mortgagee (a) all reports required under the Loan Papers, and (b) such other information concerning the business and affairs and financial condition of the Mortgagor as the Mortgagee may from time to time reasonably request.

4.8.    No Governmental Approvals. The Mortgagor warrants that no approval or consent of any regulatory or administrative commission or authority, or of any other governmental body, is necessary to authorize the execution and delivery of this instrument, or any of the other Loan Papers or the Notes, or to authorize the observance or performance by the Mortgagor of the covenants herein or therein contained.

4.9.    Right of Entry. The Mortgagor will permit the Mortgagee or its agents or designated representatives to enter upon the Mortgaged Property, and all parts thereof, for the purpose of investigating and inspecting the condition and operation thereof.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

4.10.    Flood Insurance Regulation. Notwithstanding any provision in this Mortgage to the contrary, in no event is any Building (as defined in the applicable Flood Insurance Regulation) or Manufactured (Mobile) Home (as defined in the applicable Flood Insurance Regulation) located on the Mortgaged Property within an area having special flood hazards and in which flood insurance is available under the National Flood Insurance Act of 1968 included in the definition of “Mortgaged Property” and no Building or Manufactured (Mobile) Home is hereby encumbered by this Mortgage. As used herein, “Flood Insurance Regulations” shall mean (i) the National Flood Insurance Act of 1968 as now or hereafter in effect or any successor statute thereto, (ii) the Flood Disaster Protection Act of 1973 as now or hereafter in effect or any successor statue thereto, (iii) the National Flood Insurance Reform Act of 1994 (amending 42 USC 4001, et seq.), as the same may be amended or recodified from time to time, and (iv) the Flood Insurance Reform Act of 2004 and any regulations promulgated thereunder.
EVENTS OF DEFAULT

4.11.    Events of Default. An “Event of Default” is the occurrence of any one or more of the following which has not been waived:

Any Event of Default (as defined in the Credit Agreement) or Triggering Event (as defined in any effective Intercreditor Agreement) shall have occurred and the cure period, if any, with respect thereto shall have elapsed; or

The failure of any principal or interest on the Notes to be paid when due or to be paid at the maturity thereof, whether stated or by acceleration.

ARTICLE V
ENFORCEMENT OF THE SECURITY

5.1.    General Remedies. If an Event of Default exists which has not been waived by the Mortgagee, the Mortgagee may, at its sole option and discretion, subject to any mandatory requirements or limitations of Law then in force and applicable thereto:

Exercise all of the rights, remedies, powers and privileges of the Mortgagor with respect to the Mortgaged Property or any part thereof, give or withhold all consents required therein which the Mortgagor would otherwise be entitled to give or withhold, and perform or attempt to perform any covenants in this Mortgage which the Mortgagor is obligated to perform; provided that, no payment or performance by the Mortgagee shall constitute a waiver of any Event of Default, and the Mortgagee shall be subrogated to all rights and liens securing the payment of any debt, claim, tax, or assessment for the payment of which the Mortgagee may make an advance or pay;

Appoint as a matter of right, or seek the appointment of, a receiver or receivers to serve without bond for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale thereof or otherwise, and the Mortgagor does hereby consent to the appointment of such receiver or receivers to serve without bond and does hereby agree not to oppose any application therefor by the Mortgagee and does hereby agree that there shall be no necessity of showing fraud, insolvency or mismanagement by the Mortgagor for the appointment of a receiver or receivers of the Mortgaged Properties;

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

Execute and deliver to such Person or Persons as may be designated by the Mortgagee appropriate powers of attorney to act for and on behalf of the Mortgagor in all transactions with any federal, state or local agency relating to any of the Mortgaged Property; and

Exercise any and all other rights or remedies granted to the Mortgagee pursuant to the provisions of any of the Loan Papers or by Law;

provided, that the Mortgagee shall have no obligation to do or refrain from doing any of the acts, or to make or refrain from making any payment, referred to in this Section 8.1. Any receiver or receivers of the Mortgaged Property, or any portion thereof, shall serve without bond.

5.2.    [Reserved]

5.3.    Judicial Proceedings; Receiver. This Mortgage shall be effective as a mortgage and may be foreclosed as to any of the Property covered hereby in any manner permitted by the Law of any state in which the affected Mortgaged Property is situated, and any foreclosure suit may be brought, to the extent permitted by Law, by the Mortgagee. Upon occurrence of an Event of Default which has not been waived by the Mortgagee, may proceed, where permitted by Law, by a suit or suits in equity or at law, whether for a foreclosure hereunder, or for the sale of the Mortgaged Property, or for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or without any showing of fraud, insolvency or mismanagement by the Mortgagor, for the appointment of a receiver or receivers of the Mortgaged Property and of the income, rents issues, products, profits and proceeds thereof (any such receiver or receivers to serve without bond) pending any foreclosure hereunder or the sale of the Mortgaged Property, or for the enforcement of any other appropriate legal or equitable remedy. The appointment of a receiver shall in no manner affect the rights of the Mortgagee under Article V hereof. If Mortgagee should institute a suit for the collection of the Secured Indebtedness, or for a foreclosure of the liens hereof, it may at any time before the entry of a final judgment in said suit dismiss the same, and, where permitted by Law sell the Mortgaged Property, or any part thereof, in accordance with the provisions of this Mortgage.

5.4.    Certain Aspects of a Sale. The Mortgagee shall have the right to become the purchaser at any sale of the Mortgaged Property to the extent not prohibited by Law, and the Mortgagee shall have the right to credit upon the amount of the bid made therefor, the amount payable out of the net proceeds of such sale to it. Recitals contained in any conveyance made to any purchaser at any sale made hereunder shall conclusively establish the truth and accuracy of the matters therein stated, including, without limiting the generality of the foregoing, nonpayment of the unpaid principal sum of, interest accrued on, and fees payable in respect of, the Secured Indebtedness after the same have become due and payable, and advertisement and conduct of such sale in the manner provided herein or applicable Law.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

5.5.    Receipt to Purchaser. Upon any sale the receipt of the Mortgagee, or of the officer making such sale under judicial proceedings, shall be sufficient discharge to the purchaser or purchasers at any sale for his or their purchase money, and such purchaser or purchasers, or his or their assigns or personal representatives, shall not, after paying such purchase money and receiving such receipt of the Mortgagee or of such officer therefor, be obligated to see to the application of such purchase money, or be in anywise answerable for any loss, misapplication or nonapplication thereof.

5.6.    Effect of Sale. Any sale or sales of the Mortgaged Property, where permitted by law, shall operate to divest all right, title, interest, claim and demand whatsoever either at law or in equity, of the Mortgagor of, in, and to the premises and the property sold, and shall be a perpetual bar, both at law and in equity, against the Mortgagor, and the Mortgagor’s successors or assigns, and against any and all persons claiming or who shall thereafter claim all or any of the property sold from, through, or under the Mortgagor, or the Mortgagor’s successors or assigns. Nevertheless, the Mortgagor, if requested by the Mortgagee to do so, shall join in the execution and delivery of all proper conveyances, assignments and transfers of the properties so sold.

5.7.    Application of Proceeds. The proceeds of any sale of the Mortgaged Property, or any part thereof shall be applied as follows (as appropriately modified to comply with any mandatory provisions of Law):

First: To the payment of all expenses incurred by the Mortgagee in the performance of its duties including, without limiting the generality of the foregoing, all expenses of any entry, or taking of possession, of any sale, of advertisement thereof, and of conveyances, and, as well, court costs, compensation of agents and employees and legal fees;

Second: To the payment and satisfaction of the Obligations (as defined in the Credit Agreement but without duplication of payments);

Third: To the payment and satisfaction of any other or additional amounts owed to the Lenders; and

Fourth: Any surplus thereafter remaining shall be paid to the Mortgagor or the Mortgagor’s successors or assigns, as their interests may appear of record, or as otherwise required by Law.

5.8.    Costs and Expenses. All costs, expenses (including attorneys’ fees), and payments incurred or made by the Mortgagee in protecting and enforcing its rights hereunder, shall constitute a demand obligation owing by the Mortgagor to the party incurring such or making costs, expenses, or payments and shall bear interest at the Default Rate or the rate per annum equal to the maximum rate of interest permitted by applicable Law, whichever is less, all of which shall constitute a portion of the Secured Indebtedness.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

5.9.    No Additional Duties Created. Notwithstanding any provision of this Article VIII or any other provision of this Mortgage, with respect to that portion of the Mortgaged Property located in any jurisdiction, the Mortgagee shall be entitled to enforce the rights and remedies described herein with respect to such portion of the Mortgaged Property in such jurisdiction in accordance with the Laws in effect in such jurisdiction at the time such enforcement action is taken, and the Mortgagor hereby waives its right to require the Mortgagee to comply with any contrary terms and provisions of this Mortgage in such circumstance, it being the intention of the Mortgagor and Mortgagee that the waivers of Mortgagor herein and the powers granted to the Mortgagee herein are for the sole benefit of the Mortgagee and are neither intended to limit the rights and powers of the Mortgagee as are permissible under applicable Law to enforce the Liens granted herein nor intended to establish a standard or duty of performance by the Mortgagee in excess of or in addition to that required by the Laws of such jurisdiction as in effect at the time the particular right or remedy is sought to be enforced. In furtherance thereof, with respect to that portion of the Mortgaged Property located in any jurisdiction, any actions by the Mortgagee to enforce the Liens granted herein which are not prohibited by the Law of such jurisdiction wherein the affected Mortgaged Property is located, shall be deemed to be in compliance with, and not prohibited by or in violation of, the terms of this Mortgage.

ARTICLE VI
MISCELLANEOUS

6.1.    Advances by the Mortgagee. Each and every covenant herein contained shall be performed and kept by the Mortgagor solely at the Mortgagor’s expense. If the Mortgagor shall fail to perform or keep any of the covenants of whatsoever kind or nature contained in this Mortgage, the Mortgagee or any receiver appointed hereunder, may, but shall not be obligated to, make advances to perform the same in the Mortgagor’s behalf, and the Mortgagor hereby agrees to repay such sums upon demand plus interest at a rate per annum equal to the maximum rate of interest permitted by applicable Law. No such advance shall be deemed to relieve the Mortgagor from any Event of Default hereunder.

6.2.    Defense of Claims. The Mortgagor will notify the Mortgagee, in writing, promptly of the commencement of any legal proceedings affecting or which could adversely affect the lien and security interest hereof or the status of or title to the Mortgaged Property, or any part thereof, and will take such action, employing attorneys agreeable to the Mortgagee, as may be necessary to preserve the Mortgagor’s and the Mortgagee’s rights affected thereby; and should the Mortgagor fail or refuse to take any such action, the Mortgagee may, but shall not be obligated to, take such action on behalf and in the name of the Mortgagor and at the Mortgagor’s expense. Moreover, the Mortgagee may, but shall not be obligated to, take such independent action in connection therewith as it may in its discretion deem proper without any liability or duty to the Mortgagor except to use ordinary care, the Mortgagor hereby agreeing that all sums advanced or all expenses incurred in such actions plus interest at the maximum rate of interest permitted by applicable Law, will, on demand, be reimbursed to the Mortgagee or any receiver appointed hereunder.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

6.3.    Other Security. The Mortgagee may take or may hold other security from Persons other than the Mortgagor for the Secured Indebtedness and may release or modify the same without notice to or consent of the Mortgagor. The Mortgagee may resort first to such other security or any part thereof or first to the security herein given or any part thereof, or from time to time to either or both, even to the partial or complete abandonment of either security, and such action shall not be a waiver of any rights conferred by this Mortgage, which shall continue as a first lien and security interest upon the Mortgaged Property not expressly released until all Secured Indebtedness secured hereby is fully paid and no Credit Party has any commitment to advance amounts or extend credit to or for the benefit of the Mortgagor or any other payor of Secured Indebtedness.

6.4.    Instrument an Assignment, Etc. This Mortgage shall be deemed to be and may be enforced from time to time as an assignment, chattel mortgage, contract, financing statement, real estate mortgage, pledge, or security agreement, and from time to time as any one or more thereof.

6.5.    Limitation on Interest. No provision of this Mortgage or of the other Loan Papers shall require the payment or permit the collection of interest, or be construed to create a contract regarding the same, in excess of the maximum rate permitted by Law or which is otherwise contrary to Law. If any excess of interest in such respect is herein or in the other Loan Papers provided for, or shall be adjudicated to be so provided for herein or in the other Loan Papers, such amount which would be deemed excessive interest shall be deemed a partial prepayment of the principal of the Secured Indebtedness and treated hereunder as such; and, if the entire principal amount of the Secured Indebtedness owed is paid in full, any remaining excess shall be repaid to the payors on the applicable Secured Indebtedness. In determining whether the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate in effect from day to day, the Mortgagor and the holders of the Secured Indebtedness shall, to the maximum extent permitted under applicable Law, (i) characterize any nonprincipal payment as an expense, fee, or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and (iii) amortize, prorate, allocate, and spread the total amount of interest throughout the entire contemplated term of the Secured Indebtedness so that the interest rate is uniform throughout the entire term of the Secured Indebtedness; provided that, if the interest received by the holders of the Secured Indebtedness for the actual period of existence thereof exceeds the Highest Lawful Rate in effect from day to day, the holders of the Secured Indebtedness shall apply or refund to the payors on the applicable Secured Indebtedness the amount of such excess as provided in this Section, and, in such event, the holders of the Secured Indebtedness shall not be subject to any penalties provided by any Laws for contracting for, charging, taking, reserving, or receiving interest in excess of the Highest Lawful Rate in effect from day to day.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

6.6.    Unenforceable or Inapplicable Provisions. The parties hereto have negotiated the terms of this Mortgage for its use or possible future use in more than one jurisdiction. Thus, if any provision of this Mortgage is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction, and such other provisions shall be liberally construed in favor of the Mortgagee in order to effectuate the provisions hereof, and the invalidity of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction. The parties hereby agree that to the extent any provision hereof is invalid or unenforceable in any jurisdiction, that this document will be deemed to contain a substitute provision, as similar as possible in intent and application to the invalid or unenforceable provision, that meets any statutory requirements in such jurisdiction required for the provision to be given effect. With respect to any jurisdiction wherein a portion of the Mortgaged Property is situated, any reference herein to a statute or the Law of another jurisdiction shall be deemed inapplicable to, and not used in, the interpretation of the duties, powers or authority of the Mortgagee under this Mortgage.

6.7.    Rights Cumulative. Each and every right, power and remedy herein given to the Mortgagee shall be cumulative and not exclusive; and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Mortgagee and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter, any other right, power or remedy. No delay or omission by the Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

6.8.    Waiver of Covenants by Mortgagee. Any and all covenants in this Mortgage may from time to time by instrument in writing signed by the Mortgagee be waived to such extent and in such manner as the Mortgagee may desire, but no such waiver shall ever affect or impair the Mortgagee’s rights and remedies or liens and security interests hereunder, except to the extent specifically stated in such written instrument.

6.9.    Successors and Assigns.

This instrument is binding upon the Mortgagor, and the Mortgagor’s heirs, successors and assigns, and shall inure to the benefit of the Mortgagee, and its successors and assigns, and the provisions hereof shall likewise be covenants running with the Lands.

The parties hereto agree that the Notes may be transferred without the necessity for a notarial act of transfer thereof, and that any such transfer shall carry with it into the hands of any future holder or holders of the Notes full and entire subrogation of title in and to the Notes and to any and all rights and privileges under this instrument herein granted to the Mortgagee, as holder of the Notes. This Mortgage is for the benefit of the Mortgagee and for such other Person or Persons as may from time to time become or be the holders of any of the Secured Indebtedness, and this Mortgage shall be transferable and negotiable, with the same force and effect and to the same extent as the Secured Indebtedness may be transferable.

6.10.    Article and Section Headings. The article and section headings in this instrument are inserted for convenience and shall not be considered a part of this Mortgage or used in its interpretation.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

6.11.    Counterpart. This Mortgage may be executed in any number of counterparts, each of which shall for all purposes be deemed to be an original, and all of which are identical except that, to facilitate recordation in any particular county or parish, counterpart portions of Exhibit A which describe properties situated in parishes or counties other than the county or parish in which such counterpart is to be recorded may be omitted. Exhibit A might not be paginated and any pagination might not be consecutive. Exhibit A may also contain language indicating that it is attached to a document other than this Mortgage or that a particular page is the end of Exhibit A, when neither is applicable. Such language shall be ignored for the purposes of interpreting this Mortgage.

6.12.    Special Filing as Financing Statement.

This Mortgage shall likewise be a Security Agreement and a Financing Statement and Mortgagor, as debtor (the “Debtor”), hereby grants to the Mortgagee, its successors and assigns, as secured party (the “Secured Party”), a security interest in all personal property, fixtures, accounts, equipment, inventory, contract rights and general intangibles described or referred to in Article II hereof and all proceeds and products from the sale, lease or other disposition of the Mortgaged Property or any part thereof. The addresses shown in this Article hereof are the addresses of the Debtor and Secured Party and information concerning the security interest may be obtained from the Secured Party at its address. Without in any manner limiting the generality of any of the foregoing provisions hereof: (a) some portion of the goods described or to which reference is made herein are or are to become fixtures on the Lands described or to which reference is made herein; (b) the minerals and the like (including oil and gas) included in the Mortgaged Property and the accounts resulting from the sale thereof will be financed at the wellhead(s) or minehead(s) of the well(s) or mine(s) located on the Lands described or to which reference is made herein; and (c) this Mortgage is to be filed of record, among other places, in the real estate records of each county in which the Lands, or any part thereof, are situated, as a financing statement, but the failure to do so will not otherwise affect the validity or enforceability of this instrument.

The charter/file number of the Mortgagor is as set forth on the cover page hereof.

The Mortgagee is authorized to complete and file financing statements covering the security interests granted in this Mortgage. Any such financing statements may identify the property or collateral subject thereto as “all assets, ” “all property” or words of similar import.

6.13.    Notices. Whenever this Mortgage requires or permits any consent, approval, notice, request, or demand from one party to another, the consent, approval, notice, or demand must be in writing to be effective and shall be personally delivered or sent to the party to be notified at the address or facsimile number stated below (or such other address as may have been designated by written notice by the party pursuant to this Section):

MORTGAGOR-DEBTOR	MORTGAGEE-SECURED PARTY

Alpha Energy, Inc.
4162 Meyerwood Drive
Houston, TX 77025
Attn: John Lepin	Attn:

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received (the receipt thereof shall be deemed to have been acknowledged upon the sending Person’s receipt of its facsimile machine’s confirmation of successful transmission; provided that if the day on which such facsimile is received is not a Business Day or is after 4:00 p.m. on a Business Day, then the receipt of such facsimile shall be deemed to have been acknowledged on the next following Business Day), (ii) if given by mail, three Business Days after such communication is deposited in the mail with first class postage prepaid, addressed as aforesaid, or (iii) if given by any other means, when delivered (or, in the case of electronic transmission, received) at the address specified in this Section.

6.14.    No Waiver by Mortgagee. No course of dealing on the part of Mortgagee, its officers or employees, nor any failure or delay by Mortgagee with respect to exercising any of its rights or remedies hereunder shall operate as a waiver thereof nor shall the exercise or partial exercise of any such right or remedy preclude the subsequent exercise thereof or the exercise of any other right or remedy.

6.15.    Governing Agreement. This Mortgage is made pursuant and subject to the terms and provisions of the Credit Agreement. In the event of a direct conflict between the terms and provisions of this Mortgage and those of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control, except that if the two documents contain different formal definitions for the same term or terms, the formal definition of such term or terms herein shall be applicable in construing this Mortgage. The inclusion in this Mortgage of provisions not addressed in the Credit Agreement shall not be deemed a conflict, and all such additional provisions contained herein shall be given full force and effect. The indemnification and releases contained herein are in addition to any indemnification or releases contained in the Credit Agreement.

6.16.    Drafting of Mortgage. Mortgagor declares that it has contributed to the drafting of this Mortgage or has had the opportunity to have it reviewed by its counsel before signing it and agrees that it has been purposefully drawn and correctly reflects its understanding of the transaction that it contemplates.

6.17.    Execution by Mortgagee Corrections. The Mortgagee may at any time without obtaining the consent of the Mortgagor execute this Mortgage (and have such execution witnessed or acknowledged) for any purposes which it deems necessary or appropriate and, if deemed appropriate, subsequently file this Mortgage of record. Additionally, in the event it is determined that Exhibit A or the mortgages, amendments to mortgage or other instruments described in Exhibit A contain any errors or inaccurate or incomplete descriptions of the Oil and Gas Leases and Lands intended to be covered hereby or referred to in any Certificates of Ownership Interests, the Mortgagee may, without obtaining the consent of the Mortgagor, attempt to correct any such errors or omissions and make accurate and complete any such inaccuracies, omissions or misdescriptions and, if deemed appropriate, subsequently file or re-file this Mortgage of record.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

6.18.    Governing Law. This Mortgage is intended to be performed in the State of Colorado and the substantive Laws of such State and/or the United States of America shall govern the validity, construction, enforcement and interpretation of this Mortgage, unless otherwise specified herein, except that to the extent that the Laws of the state in which a portion of the Mortgaged Property is located (or that is otherwise applicable to a portion of the Mortgaged Property) necessarily or, in the sole discretion of Mortgagee, appropriately governs with respect to procedural and substantive matters relating to the creation, perfection and enforcement of the Liens and other rights and remedies of Mortgagee granted herein, the Laws of such state shall apply as to that portion of the Mortgaged Property located in (or otherwise subject to the Laws of) such state.

6.19.    Intercreditor Agreement. This Mortgage shall be deemed to be encompassed by the definition of “Security Instruments” as such term is defined and used in any Intercreditor Agreement which is in effect at the time a determination is being made.

6.20.    NOTICE: THIS DOCUMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the undersigned has executed or caused to be executed this Mortgage as of the date first set forth above.

MORTGAGOR:

Alpha Energy, Inc.

By:
Print:	John Lepin
Title:	COB / Principal Financial Officer

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

ACKNOWLEDGEMENT

STATE OF _____________	§
§
COUNTY OF _____________	§

This instrument was acknowledged before me on ______, 2022, by John Lepin, Chairman of the Board and Principal Financial Officer of Alpha Energy, Inc., a Colorado Corporation.

Before me, __________________, a Notary Public, on this day personally appeared John Lepin, Chairman of Board and Principal Financial Officer of Alpha Energy, Inc.,

☐ known to me

☐ proved to me on the oath of ______________________________

☐ proved to me through Texas Driver License No. ___________expiring _______

☐ proved to me through ___________________________________________

to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

Given under my hand and seal of office this ___ day of _____, A.D., 2022.

____________________________________Notary
Public in and for the State of _____________

Address of Notary Public:

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement

Notary Page - Mortgage, Security Agreement, Fixture Filing and Financing Statement (Oklahoma Oil and Gas Properties)

EXHIBIT “A”
TO MORTGAGE, SECURITY AGREEMENT,

FIXTURE FILING AND FINANCING STATEMENT

This Exhibit A sets forth the description of certain property interests covered by the Mortgage. All of the terms defined in the Mortgage are used in this Exhibit A with the same meanings given therein.

This Exhibit A and the Mortgage cover and include the following:

All right, title and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to the oil, gas and mineral leases described herein or lands described in and subject to such oil, gas and mineral leases (regardless, as to such leases or lands, of any surface acreage or depth limitations set forth in any description of any of such oil, gas and mineral leases), and all right, title and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in and to any of the oil, gas and minerals in, on or under the lands, if any, described on this Exhibit, including, without limitation, all contractual rights, fee interests, leasehold interests, overriding royalty interests, non‑participating royalty interests, mineral interests, production payments, net profits interests or any other interest measured by or payable out of production of oil, gas or other minerals from the oil, gas and mineral leases or lands described herein; and

All of the foregoing interests of Mortgagor as such interests may be enlarged by the discharge of any payments out of production or by the removal of any charges or encumbrances, together with all interests, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to and under or derived from all renewals and extensions of any oil, gas and mineral leases described herein, it being specifically intended hereby that any new oil and gas lease (i) in which an interest is acquired by Mortgagor after the termination or expiration of any oil and gas lease, the interests of Mortgagor in, to and under or derived from which are subject to the lien and security interest hereof, and (ii) that covers all or any part of the property described in and covered by such terminated or expired leases, shall, to the extent, and only to the extent such new oil and gas lease may cover such property, be considered a renewal or extension of such terminated or expired lease; and

All right, title and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to and under or derived from any operating, farmout and bidding agreements, assignments and subleases, whether or not described in this Exhibit, to the extent, and only to the extent, that such agreements, assignments and subleases (i) cover or include any present right, title and interest of Mortgagor in and to the leases or lands described in this Exhibit, or (ii) cover or include any other undivided interests now or hereafter held by Mortgagor in, to and under the described leases or lands, including, without limitation, any future operating, farmout and bidding agreements, assignments, subleases and pooling, unitization and communitization agreements and the units created thereby (including, without limitation, all units formed under orders, regulations, rules or other official acts of any governmental body or agency having jurisdiction) to the extent and only to the extent that such agreements, assignments, subleases, or units cover or include the described leases or lands; and

All right, title and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to and under or derived from all presently existing and future advance payment agreements, oil, casinghead gas and gas sales, exchange and processing contracts and agreements, including, without limitation, those contracts and agreements that are described on this Exhibit, to the extent, and only to the extent, those contracts and agreements cover or include the described leases or lands; and

All right, title and interest, whether now owned and existing or hereafter acquired or arising, of Mortgagor in, to and under or derived from all existing and future permits, licenses, easements and similar rights and privileges that relate to or are appurtenant to any of the described leases or lands.

Notwithstanding the intention of the Mortgage to cover all of the right, title and interest of Mortgagor in and to the described leases or lands, whether now owned and existing or hereafter acquired or arising, Mortgagor hereby specifically warrants and represents that the interests covered by this Exhibit are not greater than the working interest nor less than the net revenue interest, overriding royalty interest, net profit interest, production payment interest, royalty interest or other interest payable out of or measured by production set forth in connection with each oil and gas well described in this Exhibit. In the event Mortgagor owns any other or greater interest, such additional interest shall also be covered by and included in the Mortgage.

Any reference herein to wells or units is for warranty of interest, administrative convenience and identification and is not intended to limit or restrict the right, title, interest of properties covered by the Mortgage and all of Mortgagor’s right, title and interest in the Lands, Subject Interests and Mortgaged Property described herein are and shall be subject to the Mortgage, regardless of the presence of any Units or Wells not herein referenced.

The Leases covered by the Mortgage includes all leases and force pooled interests now or thereafter owned by Mortgagor included within the counties referred to in this Exhibit whether or not the schedules of leases included in this Exhibit list all such leases.

No depth limitation exception contained in any description of leases and other real property interests set forth in this Exhibit shall exclude from the grants of the Mortgaged Property and collateral contained in the Mortgage any depth owned by Mortgagor within the geographic area described in this Exhibit for such leases and other real property interests.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

The designation “Working Interest” or “W.I.” when used in this Exhibit means an interest owned in an oil, gas, and mineral lease that determines the cost-bearing percentage of the owner of such interest. The designation “Net Revenue Interest” or “N.R.I.” means that portion of the production attributable to the owner of a working interest after deduction for all royalty burdens, overriding royalty burdens or other burdens on production, except severance, production, and other similar taxes. The designation “Overriding Royalty Interest” or “ORRI” means an interest in production which is free of any obligation for the expense of exploration, development, and production, bearing only its pro rata share of severance, production, and other similar taxes and, in instances where the document creating the overriding royalty interest so provides, costs associated with compression, dehydration, other treating or processing, or transportation of production of oil, gas, or other minerals relating to the marketing of such production. The designation “Royalty Interest” or “RI” means an interest in production which results from an ownership in the mineral fee estate or royalty estate in the relevant land and which is free of any obligation for the expense of exploration, development, and production, bearing only its pro rata share of severance, production, and other similar taxes and, in instances where the document creating the royalty interest so provides, costs associated with compression, dehydration, other treating or processing or transportation of production of oil, gas, or other minerals relating to the marketing of such production.

The references to book or volume and page herein refer to the recording location of each respective Mortgaged Property described herein in the county/parish where the land covered by the Mortgaged Property is located.

This Mortgage covers all lands, leases and properties of the Mortgagor, whether now owned or hereafter acquired, located in any county/parish identified elsewhere in this Exhibit or located in any county/parish wherein this Mortgage has been recorded, other than any mobile home and any property excluded from the scope of this Mortgage by virtue of Section 4.10 hereof.

[Exhibit A continues on the following page(s)]

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

EXHIBIT “A” – Logan County, Oklahoma

Part 1

(LEASES, WELLS AND PRODUCTION THEREFROM)

ATTACHED TO AND MADE A PART OF THAT CERTAIN PURCHASE AND SALE AGREEMENT BY AND BETWEEN PROGRESSIVE WELL SERVICE, LLC, AS SELLER, AND ALPHA ENERGY, INC., AS PURCHASER, DATED THE xxxxxxxxxxxx

SCHEDULE I- (LEASES) & (WELLBORES):

SE/4 OF SECTION 2-T17N-R3W

Wellbores

CORAL #2-4; API #083-23696

SE/4 NW/4 SW/4 SE/4 (927' FSL and 543' FWL) of the drilling and spacing unit comprised of the W/2 SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

CORAL #2-19; API #083-23812

C N/2 NW/4 SE/4 (330' FNL and 660' FWL) of the drilling and spacing unit comprised of the W/2 SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

CORAL #2-9; API #083-23713

C SE/4 SE/4 (660' FSL and 660' FEL) of the drilling and spacing unit comprised of the E/2 SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

CORAL #2-24; API #083-23797A

E/2 NW/4 NE/4 SE/4 (330' FSL and 620' FWL) of the drilling and spacing unit comprised of the E/2 SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	May 12, 2003
Filed:	May 20, 2003
Recorded:	Book 1720, Page 694
Lessors:	Bennie Ray, a widower
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	April 28, 2003
Filed:	June 26, 2003

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Recorded:	Book 1728, Page 154
Lessors:	Morris Ruby
Lessee:	Easton Enterprises, Inc.
Description:	SE/4, Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	April 14, 2003
Filed:	June 26, 2003
Recorded:	Book 1728, Page 156
Lessors:	Grace Olesen
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 Section 2-T17N-R3W

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 183
Lessors:	Dorothy Berschman, heir of Lester Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 185
Lessors:	Lois Campbell, sole heir of Nell Carson, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 187
Lessors:	Betty Johnson, heir of Lester Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 189
Lessors:	Ocella M. Ruby, a widow
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 191
Lessors:	Audrey Obbink, heir of Orville H. Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	July 1, 2003
Filed:	July 14, 2003
Recorded:	Book 1732, Page 193
Lessors:	Delores D. Rinden, heir of Lester Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 28, 2003
Recorded:	Book 1734, Page 666
Lessors:	Gerald L. Ruby, heir of Elmer I. Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 28, 2003
Recorded:	Book 1734, Page 668
Lessors:	Robert Ruby, heir of Orville H. Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	July 28, 2003
Recorded:	Book 1734, Page 670
Lessors:	Arlene Kockler, heir of Orville H. Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2003
Filed:	August 8, 2003
Recorded:	Book 1738, Page 172
Lessors:	James Ruby, heir of Lester J. Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2003
Filed:	August 26, 2003
Recorded:	Book 1741, Page 607
Lessors:	Marcella Morgan, a widow
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2003
Filed:	August 26, 2003

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Recorded:	Book 1741, Page 608
Lessors:	Norma Dyson, Attorney in Fact for Violet Opal Chism
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2003
Filed:	August 26, 2003
Recorded:	Book 1741, Page 610
Lessors:	Darrell Wood, sole heir of Blanche and Donald Wood, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2003
Filed:	August 26, 2003
Recorded:	Book 1741, Page 612
Lessors:	Cecil P. Morgan and Marion Morgan, his wife
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	August 11, 2003
Filed:	December 2, 2003
Recorded:	Book 1762, Page 424
Lessors:	Rick Ruby, heir of Kenneth Ruby, Deceased
Lessee:	William W. London, Inc.
Description:	SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

SW/4 OF SECTION 2-T17N-R3W

Wellbores

CORAL #2-2; API #083-23673A

W/2 SE/4 SE/4 SW/4 (330' FSL and 505' FEL) of the drilling and spacing unit comprised of the E/2 SW/4 of Section 2-T17N-R3W, Logan County, Oklahoma

CORAL #2-3; API #083-23666

NE/4 SW/4 NE/4 SW/4 (950' FNL and 770' FEL) of the drilling and spacing unit comprised of the E/2 SW/4 of Section 2-T17N-R3W, Logan County, Oklahoma

CORAL #2-20; API #083-23810

NE/4 SE/4 SW/4 SW/4 (382' FSL and 222' FEL) of the drilling and spacing unit comprised of the W/2 SE/4 of Section 2-T17N-R3W, Logan County, Oklahoma

CORAL #2-28; API #083-23868

SE/4 SW/4 NW/4 SW/4 (1206' FNL and 575' FWL) of the drilling and spacing unit comprised of the W/2 SW/4 of Section 2-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lease Interests

Dated:	November 26, 2002
Filed:	December 31, 2002
Recorded:	Book 1693, Page 454
Lessors:	Doris Earline Dunn
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	November 26, 2002
Filed:	December 31, 2002
Recorded:	Book 1693, Page 456
Lessors:	Pauline Graff, a married woman
Lessee:	Easton Enterprises, Inc.
Description:	SW/4, Section 2-T17N-R3W, Logan County, Oklahoma

Dated:	November 26, 2002
Filed:	January 14, 2003
Recorded:	Book 1696, Page 104
Lessors:	Norma Lee Lambert
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 Section 2-T17N-R3W

NE/4 OF SECTION 11-T17N-R3W

Wellbores

CORAL #11-6; API #083-23707

NW/4 NE/4 (660' FNL and 660' FWL) of the drilling and spacing unit comprised of the NW/4 of Section 11-17N-R3W, Logan County, Oklahoma.

CORAL #11-18; API #083-23799

NE/4 SW/4 SW/4 NE/4 (568' FSL and 357' FWL) of the drilling and spacing unit comprised of the NW/4 of Section 11-17N-R3W, Logan County, Oklahoma.

CORAL #11-21; API #083-23817

SW/4 SW/4 SE/4 NE/4 (260' FSL and 1490' FWL) of the drilling and spacing unit comprised of the NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

CORAL #11-23; API #083-23835

SE/4 NW/4 NE/4 NE/4 (489' FNL and 931' FEL) of the drilling and spacing unit comprised of the NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lease Interests

Dated:	October 1, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 137
Lessor:	Lou Emily Banks
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	October 1, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 139
Lessor:	Charles Howard Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 3, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 141
Lessor:	Joann Gooch, Trustee of the Joann Gooch Revocable Trust dated 6/29/89
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 13, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 143
Lessor:	William K. Garvey, M.D.
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 20, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 145
Lessor:	Anna M. McClelland a/k/a Ann M. McClelland
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	October 21, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 147
Lessor:	Eugene J. McGarvey, Jr.
Lessee:	Easton Enterprises, Inc.

Description:	NE/4 of Section 11-T17N-R3W
Dated:	October 24, 2003
Filed:	November 10, 2003
Recorded:	Book 1758, Page 149
Lessor:	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 1, 2003
Filed:	November 21, 2003
Recorded:	Book 1760, Page 624
Lessor:	Edd Eugene Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	November 10, 2003
Filed:	November 21, 2003
Recorded:	Book 1760, Page 626
Lessor:	Glenn D. Gooch and wife, Alta Fay Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 1, 2003
Filed:	November 21, 2003
Recorded:	Book 1760, Page 628
Lessor:	Norval R. Gooch and Etta Dusa Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 29, 2003
Filed:	January 5, 2004
Recorded:	Book 1768, Page 221
Lessor:	Virginia L. Steele, a widow
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	November 23, 2003
Filed:	January 5, 2004
Recorded:	Book 1768, Page 223
Lessor:	Vaughn Daniel Yeager

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 3, 2003
Filed:	January 5, 2004
Recorded:	Book 1768, Page 225
Lessor:	Eva M. Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	November 15, 2003
Filed:	January 13, 2004
Recorded:	Book 1770, Page 253
Lessor:	Robert G. Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	October 30, 2003
Filed:	January 13, 2004
Recorded:	Book 1770, Page 259
Lessor:	Patricia Moran Henthorne and Bank of Oklahoma, N.A., Co-Trustees of the Walter B. Moran Trust "C"
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	February 4, 2004
Filed:	February 3, 2004
Recorded:	Book 1778, Page 442
Lessor:	J.E. and L.E. Mabee Foundation, Inc.
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	March 18, 2004
Filed:	March 24, 2004
Recorded:	Book 1782, Page 434
Lessor:	H&B Production, Inc.
Lessee:	S.G. Williamson, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	March 4, 2004
Filed:	March 25, 2004
Recorded:	Book 1782, Page 555
Lessor:	Marjo Morrison Hubbell
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	March 19, 2004
Filed:	April 5, 2004
Recorded:	Book 1784, Page 490
Lessor:	Richard J. Morrison Family Limited Partnership
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 5, 2004
Filed:	October 5, 2004
Recorded:	Book 1818, Page 465
Lessor:	Carol Glee Nelson
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	October 5, 2004
Filed:	October 5, 2004

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Recorded:	Book 1818, Page 467
Lessor:	Carol Glee Nelson, in Trust, as Trustee of the Margie G. Gooch Testamentary Trust for the use and benefit of Lloyd Donald Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NE/4 of Section 11-T17N-R3W

Dated:	April 1, 2005
Filed:	May 6, 2005
Recorded:	Book 1855, Page 44
Lessor:	David L. Kundysek d/b/a Southwest Petroleum Company
Lessee:	Parameno Resources, Ltd., a Texas limited partnership
Description:	NE/4 of Section 11-T17N-R3W

Force Pooled Interest acquired pursuant to OCC Pooling Order No. 488052 dated March 31, 2004, entered in Cause CD No. 200401634, ‐the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

Force Pooled Interest acquired pursuant to OCC Pooling Order No. 490411 dated May 24, 2004, entered in Cause CD No. 200403059, ‐the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the NE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

SW/4 OF SECTION 11-T17N-R3W

Wellbores

CORAL #11-16; API #083-23831

W/2 E/2 NE/4 SW/4 (660’ FNL and 560’ FEL) of the drilling and spacing unit comprised of the E/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

CORAL #22-11; API #083-23867

NW/4 SW/4 NW/4 SW/4 (760' FNL and 300' FWL) of the drilling and spacing unit comprised of the W/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

CORAL #11-33; API #083-23909A

W/2 E/2 SE/4 SW/4 (660’ FSL and 2235' FWL) of the drilling and spacing unit comprised of the E/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	February 20, 2004
Filed:	March 1, 2004
Recorded:	Book 1779, Page 728

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lessor:	Robert L. Prince, a married person dealing in his separate property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	April 9, 2004
Filed:	May 7, 2004
Recorded:	Book 1790, Page 531
Lessor:	Ralph E. Faucett, 2363 Crescent Drive, San Diego, CA 92130-1011
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	October 5, 2004
Filed:	October 14, 2004
Recorded:	Book 1820, Page 130
Lessor:	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust dtd 11/29/90
Lessee:	Elson Oil, L.L.C.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	October 6, 2004
Filed:	October 15, 2004
Recorded:	Book 1820, Page 334
Lessor:	Julia D. Taylor, Trustee of the Taylor Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	October 6, 2004
Filed:	October 15, 2004
Recorded:	Book 1820, Page 336
Lessor:	Julia D. Taylor, a person dealing in her own and personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	October 6, 2004
Filed:	October 15, 2004
Recorded:	Book 1820, Page 338
Lessor:	Kenneth D. Mitchell and Jane E. Mitchell, Co-Trustees of the Kenneth D. Mitchell Trust
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	October 18, 2005
Recorded:	Book 1887, Page 6
Lessor:	H. Charles Snowden, a married person dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	September 14, 2005
Filed:	October 18, 2005
Recorded:	Book 1887, Page 6
Lessor:	Vaughn Daniel Yeager, a married person dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	October 18, 2005
Recorded:	Book 1887, Page 10
Lessor:	Charles D. Morrison and Beth Blubaugh Morrison, Co-Trustees of the Charles D. Morrison Revocable Trust
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	November 23, 2005
Recorded:	Book 1893, Page 237
Lessor:	Estate of Richard W. Haley, Deceased, Catherine F. Haley, Executrix and/or Catherine F. Haley, an individual dealing in her own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	November 23, 2005
Recorded:	Book 1893, Page 239
Lessor:	Victor K. Blackburn, a married person dealing in his own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 26
Lessor:	William K. McGarvey, dealing in his own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 28
Lessor:	Jean Haley Griffin, Trustee of the Jean Haley Griffin Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 15, 2005

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Filed:	December 22, 2005
Recorded:	Book 1898, Page 30
Lessor:	Margaret Ford Storey, a woman dealing in her personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 32
Lessor:	Eugene J. McGarvey, dealing in his own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 34
Lessor:	Ann M. McClelland, a married person dealing in own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 15, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 36
Lessor:	William M. Blackburn, dealing in own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	September 14, 2005
Filed:	December 22, 2005
Recorded:	Book 1898, Page 38
Lessor:	Jacquelyn S. Crisp, a lady dealing in her own personal property
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	February 4, 2006
Filed:	February 27, 2006
Recorded:	Book 1909, Page 273
Lessor:	Ellis Rudy, Ltd.
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	March 3, 2006
Filed:	March 21, 2006
Recorded:	Book 1914, Page 55
Lessor:	Madison Energy, Inc.
Lessee:	Easton Enterprises, Inc.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Description:	SW/4 of Section 11-T17N-R3W

Dated:	March 3, 2006
Filed:	March 21, 2006
Recorded:	Book 1914, Page 58
Lessor:	Knapp Oil Corporation
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	March 9, 2006
Filed:	April 4, 2006
Recorded:	Book 1918, Page 156
Lessor:	OConnor Royalty, Inc.
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	March 21, 2006
Filed:	April 4, 2006
Recorded:	Book 1918, Page 159
Lessor:	Edward C. Hastings
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	March 29, 2006
Filed:	April 4, 2006
Recorded:	Book 1918, Page 161
Lessor:	Olsen Oils, Inc.
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	January 18, 2006
Filed:	April 11, 2006
Recorded:	Book 1919, Page 524
Lessor:	Patricia Moran Henthorne and Bank of Oklahoma, Trustees of the Walter B. Moran Trust
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	May 1, 2006
Filed:	May 16, 2006
Recorded:	Book 1927, Page 532
Lessor:	Kevin Powers, a married person dealing in his separate property
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	May 1, 2006

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Filed:	May 16, 2006
Recorded:	Book 1928, Page 538
Lessor:	Colleen Jackson, a married woman dealing in her separate property
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	May 1, 2006
Filed:	May 16, 2006
Recorded:	Book 1928, Page 542
Lessor:	Charles Kiley, a married man dealing in his separate property
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	May 2, 2006
Filed:	May 16, 2006
Recorded:	Book 1928, Page 544
Lessor:	Patricia Phillips, a married woman dealing in her separate property
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	June 12, 2006
Filed:	June 13, 2006
Recorded:	Book 1933,Page 551
Lessor:	Jerry L. Logan, Trustee of the Jerry Lynn Logan 2000 Revocable Trust dated 2/7/00 and JoAnn Logan, Trustee of the JoAnn Logan Revocable Trust dated 2/7/00
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	May 1, 2006
Filed:	August 29, 2006
Recorded:	Book 1948, Page 200
Lessor:	Janemarie Powers, a single person
Lessee:	Easton Enterprises, Inc.
Description:	E/2 SW/4 of Section 11-T17N-R3W

Dated:	August 20, 2007
Filed:	December 29, 2007
Effective:	As of date of first production from the Coral No. 11-16 well
Recorded:	Book 2039, Page 634
Lessor:	Steve Hoffman
Lessee:	Easton Enterprises, Inc.
Description:	SW/4 of Section 11-T17N-R3W

Dated:	May 2, 2007
Filed:	June 27, 2007
Recorded:	Book 2005, Page 616

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lessor:	The Land Department, Inc., 8006 S. Quebec, Tulsa, OK 74136
Lessee:	Easton Enterprises, Inc.
Description:	W/2 SW/4 of Section 11-T17N-R3W

Dated:	July 20, 2007
Filed:	August 15, 2007
Recorded:	Book 2016, Page 443
Lessor:	Madison Energy, Inc., P.O. Box 1448, Sidney, MT 59270
Lessee:	Easton Enterprises, Inc.
Description:	W/2 SW/4 of Section 11-T17N-R3W
Dated:	July 26, 2007
Filed:	August 15, 2007
Recorded:	Book 2016, Page 454
Lessor:	Jerry L. Logan, Trustee of the Jerry Lynn Logan 2000 Revocable Trust dated 2/7/00 and JoAnn Logan, Trustee of the JoAnn Logan 2000 Revocable Trust dated 2/7/00
Lessee:	Easton Enterprises, Inc.
Description:	W/2 SW/4 of Section 11-T17N-R3W

Force pooled interest acquired pursuant to OCC Pooling Order No. 522276 dated March 28, 2006, entered in Cause CD No. 200601930, ‐as extended by Emergency Order No. 529915 dated September 20, 2006, as extended by Order No. 530594 dated October 5, 2006, which extended the time for the commencement of operations until November 24, 2006, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the NE/4 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Covington, Middle Layton Sand, Layton (less Middle Layton), Misener, First Wilcox, Marshall and Second Wilcox; and E/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Oswego, Red Fork, Mississippi Lime, Hunton and Viola Dolomite common sources of supply; and the SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Upper Hoover, Carmichael Sand, Tonkawa and Avant common sources of supply.

Force pooled interest acquired pursuant to Order No. 527965, dated August 1, 2006, extended by Order No. 534173 dated January 11, 2007, as corrected by Order Nunc Pro Tunc 534697 dated January 25, 2007, as extended by Order No. 542296 dated January 26, 2007, entered in Cause CD No. 200605590, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the SW/4 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Covington, Middle Layton Sand, Layton (less Middle Layton), Misener, First Wilcox, Marshall and Second Wilcox; and W/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Oswego, Red Fork, Mississippi Lime, Hunton and Viola Dolomite common sources of supply.

Force pooled interest acquired pursuant to Order No. 546591 dated November 14, 2007, entered in Cause CD No. 200707039, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the NW/4 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Covington, Middle Layton Sand, Layton (less Middle Layton), Misener, First Wilcox, Marshall and Second Wilcox common sources of supply.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Force pooled interest acquired pursuant to Order No. 546766 dated November 19, 2007, entered in Cause CD No. 200707040, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the NW/4 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Covington, Middle Layton Sand, Layton (less Middle Layton), Misener, First Wilcox, Marshall and Second Wilcox; and W/2 SW/4 of Section 11-T17N-R3W, Logan County, Oklahoma, as to the Oswego, Red Fork, Mississippi Lime, Hunton and Viola Dolomite common sources of supply.

SE/4 OF SECTION 11-T17N-R3W

Wellbores

CORAL #11-14; API #083-23796

E/2 W/2 NW/4 SE/4 (1980’ FSL and 550’ FWL) of the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

CORAL #11-26; API #083-23842A

E/2 W/2 NE/4 SE/4 (660' FNL and 860' FEL) of the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

CORAL #11-32; API #083-23904

SW/4 NE/4 SW/4 SE/4 (713' FSL and 1757' FEL) of the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

CORAL #11-34; API #083-23882

NW/4 SE/4 SE/4 SE/4 (652' FSL and 574' FEL) of the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	May 27, 2004
Filed:	June 10, 2004
Recorded:	Book 1797, Page 106
Lessor:	Virginia L. Steele, a widow
Lessee:	S.G. Williamson, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	October 4, 2004
Filed:	October 14, 2004
Recorded:	Book 1820, Page 132
Lessor:	A.F. Ringold, Trustee of the Cecile Wagner Revocable Trust dated 11/29/90
Lessee:	Elson Oil, L.L.C.
Description:	SE/4 of Section 11-T17N-R3W

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	September 21, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 320
Lessor:	Eugene J. McGarvey, Jr.
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 21, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 321
Lessor:	Anna M. McClelland a/k/a Ann M. McClelland
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 10, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 322
Lessor:	H&B Production, Inc.
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 21, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 323
Lessor:	William K. McGarvey, M.D.
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 21, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 324
Lessor:	Vaughn Daniel Yeager
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 20, 2004
Filed:	November 30, 2004
Recorded:	Book 1827, Page 281
Lessor:	J.E. and L.E. Mabee Foundation, Inc.
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 3, 2004
Filed:	December 7, 2004
Recorded:	Book 1828, Page 673

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lessor:	Charles Howard Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 3, 2004
Filed:	December 7, 2004
Recorded:	Book 1828, Page 675
Lessor:	Edd Eugene Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 3, 2004
Filed:	December 28, 2004
Recorded:	Book 1832, Page 505
Lessor:	JoAnn Gooch, Trustee of the JoAnn Gooch Revocable Trust dated 6/26/89
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 3, 2004
Filed:	December 28, 2004
Recorded:	Book 1832, Page 507
Lessor:	Glenn D. Gooch and wife, Alta Faye Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 16, 2004
Filed:	December 28, 2004
Recorded:	Book 1832, Page 509
Lessor:	Robert G. Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 16, 2004
Filed:	December 28, 2004
Recorded:	Book 1832, Page 511
Lessor:	Carol Glee Nelson
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	November 3, 2004
Filed:	December 28, 2004
Recorded:	Book 1832, Page 513
Lessor:	Norval R. Gooch and wife, Etta Dusa Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	November 24, 2004
Filed:	January 4, 2005
Recorded:	Book 1833, Page 575
Lessor:	Allison Glee Roggow
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	December 9, 2004
Filed:	January 21, 2005
Recorded:	Book 1836, Page 359
Lessor:	Richard J. Morrison, a general partner of the Richard J. Morrison Family Limited Partnership and as attorney in fact for Marjo Hubbell
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	September 10, 2004
Filed:	January 21, 2005
Recorded:	Book 1836, Page 360
Lessor:	James Robert Banks, individually and as Executor of the Estate of Lou Emily Banks, Deceased
Lessee:	R.E. Blaik, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	January 5, 2005
Filed:	March 5, 2005
Recorded:	Book 1843, Page 57
Lessor:	Eva M. Gooch
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 11-T17N-R3W

Dated:	June 17, 2005
Filed:	July 14, 2005
Recorded:	Book 1868, Page 155
Lessor:	Parameno Resources, Ltd.
Lessee:	Chesapeake Exploration Limited Partnership
Description:	SE/4 of Section 11-T17N-R3W

Force pooled interest acquired pursuant to OCC Pooling Order No. 499615 dated January 6, 2005, entered in Cause CD No. 200408159, the Application of R.E. Blaik, Inc., to force pool the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Force pooled interest acquired pursuant to OCC Pooling Order No. 521573 dated March 13, 2006, entered in Cause CD No. 200601589, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the SE/4 of Section 11-T17N-R3W, Logan County, Oklahoma.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

NW/4 OF SECTION 11-T17N-R3W

Wellbores

CORAL #11-1: API #083-23645A

SE/4 NW/4 SW/4 NW/4 (692' FSL and 378' FWL) of the drilling and spacing unit comprised of the W/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

CORAL #11-5; API #083-23726

C NE/4 NW/4 (660' FNL and 660' FEL) of the drilling and spacing unit comprised of the E/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

CORAL #11-15; API #083-23806

NW/4 SE/4 NW/4 NW/4 (753’ FNL and 742’ FWL) of the drilling and spacing unit comprised of the W/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

CORAL #11-25; API #083-23891

SE/4 NW/4 SE/4 NW/4 (935' FSL and 1718' FWL) of the drilling and spacing unit comprised of the E/2 NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	January 16, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 295
Lessors:	Charles D. Morrison and Beth Blubaugh Morrison, individually and as Co-Trustees of the Charles D. Morrison Revocable Trust dated March 1, 1982
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	January 18, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 297
Lessors:	Jean Haley Griffin, Trustee of the Jean Haley Griffin Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	January 29, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 299
Lessors:	Wanda Rae Dale, a married person dealing in her sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	January 29, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 301
Lessors:	Edwin P. Myers, Jr., a married person dealing in his own property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	January 29, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 303
Lessors:	Charles Graff, as attorney in fact for Ralph Merlin Graff, a married person dealing in his own property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	February 1, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 305
Lessor:	Norma Lee Lambert
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	January 4, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 307
Lessors:	Doris Earline Dunn
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	February 4, 2002
Filed:	July 1, 2002
Recorded:	Book 1663, Page 309
Lessors:	The Estate of Richard Haley, Deceased, Catherine F. Haley, Executrix
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	September 9, 2002
Filed:	September 12, 2002
Recorded:	Book 1674, Page 489
Lessors:	Kenneth D. Mitchell and Jane E. Mitchell, Co-Trustees of the Kenneth D. Mitchell Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	September 9, 2002
Filed:	September 12, 2002
Recorded:	Book 1674, Page 491
Lessor:	Julia D. Taylor, Individually and as Trustee of the Taylor Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	February 22, 2003
Filed:	February 25, 2003
Recorded:	Book 1709, Page 192
Lessor:	Jerry Lynn Logan, Trustee of the Jerry Lynn Logan 2000 Revocable Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	February 22, 2003
Filed:	February 25, 2003
Recorded:	Book 1709, Page 194
Lessor:	JoAnn Logan, Trustee of the JoAnn Logan 2000 Revocable Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	April 4, 2003
Filed:	June 2, 2003
Recorded:	Book 1723, Page 245
Lessor:	Carol Morgan Polley and Bruce Morgan, Co-Personal Representatives of the Estate of Arlene Morgan a/k/a C.A. Morgan, Deceased
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	April 4, 2003
Filed:	June 2, 2003
Recorded:	Book 1723, Page 247
Lessor:	Bruce Morgan, a single person
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma
Dated:	April 4, 2003
Filed:	June 2, 2003
Recorded:	Book 1723, Page 249
Lessor:	Carol Morgan Polley, a married person dealing in her sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	May 14, 2003
Filed:	June 2, 2003
Recorded:	Book 1723, Page 251
Lessor:	Edward Hastings, a married person dealing in his sole and separate property

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	July 30, 2003
Filed:	August 21, 2003
Recorded:	Book 1740, Page 679
Lessor:	Thuda C. Maguire, Trustee of the Euna Mae Heenan Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	September 16, 2004
Filed:	September 27, 2004
Recorded:	Book 1817, Page 350
Lessor:	Charles Kiley
Lessee:	First Liberty Energy, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Dated:	September 16, 2004
Filed:	September 27, 2004
Recorded:	Book 1817, Page 351
Lessor:	Patricia Phillips
Lessee:	First Liberty Energy, Inc.
Description:	NW/4 of Section 11-T17N-R3W, Logan County, Oklahoma

Force Pooled Interest acquired pursuant to OCC Pooling Order No. 498368 dated December 2, 2004, entered in Cause CD No. 200404376, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of (i) the NE/4 NW/4 of Section 11-T17N-R3W as to the Layton (Less Middle Layton), Middle Layton, Misener, Marshall, First Wilcox, Second Wilcox and Oil Creek common sources of supply; and (ii) the E/2 NW/4 of Section 11-T17N-R3W as to the Oswego, Red Fork, Mississippi, Hunton and Viola Dolomite common sources of supply.

Force Pooled Interest acquired pursuant to OCC Pooling Order No. 473266 dated March 10, 2003, entered in Cause CD No. 200300523, the Application of Pangaea Exploration Corporation to force pool the drilling and spacing unit comprised of (i) the SW/4 NW/4 of Section 11-T17N-R3W as to the Middle Layton Sand, Layton (Less Middle Layton), Misener, First Wilcox, Marshall, Second Wilcox and Oil Creek; (ii) the W/2 NW/4 of Section 11-T17N-R3W as to the Oswego, Red Fork, Mississippi, Hunton, Viola Dolomite and Arbuckle; and (iii) the NW/4 of Section 11-T17N-R3W - Upper Hoover, Carmichael Sand, Tonkawa and Avant common sources of supply.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

NW/4 OF SECTION 12-T17N-R3W

Wellbores

CORAL #12-10: API #083-23727

W/2 SE/4 NW/4 NW/4 (990’ FNL and 840’ FWL) of the drilling and spacing unit comprised of the W/2 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

CORAL #12-17: API #083-23856

SE/4 SE/4 NW/4 (646’ FSL and 447’ FEL) of the drilling and spacing unit comprised of the E/2 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

CORAL #12-27: API #083-23848

S/2 SW/4 SW/4 NW/4 (230’ FSL and 330’ FWL) of the drilling and spacing unit comprised of the W2 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	January 6, 2004
Filed:	January 13, 2004
Recorded:	Book 1770, Page 257
Lessors:	Minnie Rose Tellaro
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	February 4, 2004
Filed:	February 24, 2004
Recorded:	Book 1782, Page 563
Lessors:	Preisciliano Ortega and Virginia Ortega
Lessee:	Easton Enterprises, Inc.
Description:	E/2 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	April 20, 2004
Filed:	May 7, 2004

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Recorded:	Book 1790, Page 535
Lessors:	Ralph M. Robinson and Marlene Robinson
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 and N/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	June 18, 2004
Filed:	June 23, 2004
Recorded:	Book 1799, Page 465
Lessors:	Robert Franklin Welch
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	July 26, 2006
Filed:	August 7, 2006
Recorded:	Book 1943, Page 648
Lessors:	Preisciliano Ortega and Virginia Ortega
Lessee:	Easton Enterprises, Inc.
Description:	E/2 NW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

NE/4 OF SECTION 12-T17N-R3W

Wellbores

CORAL #12-7: API #083-23762

NE/4 SW/4 NE/4 NE/4 (721’ FNL and 958’ FEL) of the drilling and spacing unit comprised of the NE/4 Section 12-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lease Interests

Dated:	January 6, 2004
Filed:	January 13, 2004
Recorded:	Book 1770, Page 255
Lessors:	Minnie Rose Tellaro
Lessee:	Easton Enterprises, Inc.
Description:	N/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	February 4, 2004
Filed:	February 24, 2004
Recorded:	Book 1782, Page 557
Lessors:	Betty A. Foster, a widow
Lessee:	Easton Enterprises, Inc.
Description:	N/2 NE/4, less and except a one-acre tract, 150’ East and West and 290’ North and South, in the SE/corner, Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	April 20, 2004
Filed:	May 7, 2004
Recorded:	Book 1790, Page 535
Lessors:	Ralph M. Robinson and Marlene Robinson
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 and N/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	June 10, 2004
Filed:	June 29, 2004
Recorded:	Book 1800, Page 592

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lessors:	Johnise G. Liles
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	June 4, 2004
Filed:	July 12, 2004
Recorded:	Book 1802, Page 570
Lessors:	Steve Alexander
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	June 4, 2004
Filed:	July 12, 2004
Recorded:	Book 1802, Page 572
Lessors:	Don Alexander
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	June 10, 2004
Filed:	July 12, 2004
Recorded:	Book 1802, Page 575
Lessors:	John M. Alexander
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	July 10, 2004
Filed:	August 2, 2004
Recorded:	Book 1807, Page 116
Lessors:	Jennifer Alexander McClanahan
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 379
Lessors:	Larry M. Cross
Lessee:	Easton Enterprises, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2004
Filed:	October 27, 2004
Recorded:	Book 1822, Page 381
Lessors:	David L. Cross
Lessee:	First Liberty Energy, Inc.
Description:	S/2 NE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

SE/4 OF SECTION 12-T17N-R3W

Wellbores

CORAL #12-12: API #083-23765

N/2 NE/4 SE/4 SE/4 (1210’ FSL and 330’ FEL) of the drilling and spacing unit comprised of the SE/4 of Section 12-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lease Interests

Dated:	July 1, 2004
Filed:	July 7, 2004
Recorded:	Book 1801, Page 667
Lessors:	Kenneth D. Mitchell and Jane E. Mitchell, Co-Trustees of the Kenneth D. Mitchell Trust
Lessee:	T.J. Howeth
Description:	SE/4 Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2004
Filed:	July 7, 2004
Recorded:	Book 1801, Page 669
Lessors:	Julia D. Taylor, Individually and as Trustee of the Taylor Family Trust
Lessee:	T.J. Howeth
Description:	SE/4 Section 12-T17N-R3W, Logan County, Oklahoma

Dated:	July 6, 2004
Filed:	July 7, 2004
Recorded:	Book 1801, Page 671
Lessors:	Nobles Family Limited Partnership
Lessee:	T.J. Howeth
Description:	SE/4 Section 12-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

SW/4 OF SECTION 12-T17N-R3W

Wellbores

CORAL #12-11: API #083-23763

NW/4 SE/4 NW/4 SW/4 (1968’ FSL and 751’ FWL) of the drilling and spacing unit comprised of the SW/4 of Section 12-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	May 24, 1976
Filed:	November 9, 1976
Recorded:	Book 692, Page 379
Lessors:	Mamie Fogarty and Lorraine S. Fogarty, her husband
Lessee:	Bobby J. Darnell
Description:	SW/4 Section 12-T17N-R3W, Logan County, Oklahoma

NW/4 OF SECTION 14-T17N-R3W

Wellbores

CORAL #14-8: API #083-23708

E/2 NW/4 NW/4 NW/4 (330’ FNL and 550’ FWL) of the drilling and spacing unit comprised of the NW/4 of Section 14-T17N-R3W, Logan County, Oklahoma

Lease Interests

Dated:	September 8, 2000
Filed:	October 25, 2000
Recorded:	Book 1566, Page 149
Lessors:	Ralph M. Gooch and wife, Coral Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	September 6, 2000
Filed:	October 25, 2000
Recorded:	Book 1566, Page 151
Lessors:	Richard Harness
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 1, 2000
Filed:	October 25, 2000
Recorded:	Book 1566, Page 153
Lessors:	Marilyn Hafer
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 6, 2000
Filed:	December 28, 2000
Recorded:	Book 1573, Page 427
Lessors:	Norma Covey
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 6, 2000
Filed:	December 28, 2000
Recorded:	Book 1573, Page 429
Lessors:	Esther Tolson
Lessee:	Easton Enterprises, Inc.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 6, 2000
Filed:	December 28, 2000
Recorded:	Book 1573, Page 431
Lessors:	Stella M. Gooch
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 18, 2001
Recorded:	Book 1575, Page 619
Lessors:	Edith P. Shively
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 18, 2001
Recorded:	Book 1575, Page 621
Lessors:	Tom Bartow
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 18, 2001
Recorded:	Book 1575, Page 623

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lessors:	Gale T. Bartow
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 26, 2001
Recorded:	Book 1576, Page 543
Lessors:	Lola Rae Carter
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma
Dated:	December 22, 2000
Filed:	January 26, 2001
Recorded:	Book 1576, Page 545
Lessors:	Richard Bartow
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	December 22, 2000
Filed:	January 31, 2001
Recorded:	Book 1576, Page 268
Lessors:	William P. Shauger
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	May 24, 2001
Filed:	July 27, 2001

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Recorded:	Book 1606, Page 311
Lessors:	Hirzel, Inc.
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	June 1, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 313
Lessors:	Ernest E. Mappes, Trustee of the Lottie Mappes 1980 Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	June 2, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 315
Lessors:	Jay W. Rottman
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	June 2, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 317
Lessors:	Helen Wolfley
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	December 22, 2000
Filed:	July 27, 2001
Recorded:	Book 1606, Page 319
Lessors:	Gene Bartow
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	June 13, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 321
Lessors:	Jean Haley Griffin, Trustee of the Jean Haley Griffin Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	June 13, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 323
Lessors:	Agnes Cawthorne
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma
Dated:	July 1, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 325
Lessors:	Anna Marie Turner and husband, Charles L. Turner
Lessee:	Easton Enterprises, Inc.

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	July 1, 2001
Filed:	July 27, 2001
Recorded:	Book 1606, Page 327
Lessors:	Florentine Sigler
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2001
Filed:	August 20, 2001
Recorded:	Book 1610, Page 308
Lessors:	Marilyn Smith Branch, Trustee of the Marilyn Smith Branch Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 6, 2001
Filed:	August 20, 2001
Recorded:	Book 1610, Page 310
Lessors:	Marilyn Smith Branch, Trustee of the Smith Family Trust
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 6, 2001
Filed:	September 14, 2001
Recorded:	Book 1614, Page 532

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lessors:	Charles D. Morrison and Beth Blubaugh Morrison, individually and as Co-Trustees of the Charles D. Morrison Revocable Trust dated March 1, 1982
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	September 11, 2001
Filed:	September 28, 2001
Recorded:	Book 1616, Page 346
Lessors:	James J. Kamp
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2001
Filed:	September 28, 2001
Recorded:	Book 1616, Page 350
Lessors:	Dorothy Jo Seiver
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2001
Filed:	September 28, 2001
Recorded:	Book 1616, Page 352
Lessors:	Barbara Kay Micklitz
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Dated:	August 17, 2001
Filed:	September 28, 2001
Recorded:	Book 1616, Page 354
Lessors:	Estate of Richard W. Haley, Deceased, Kathryn Haley, Executrix
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2001
Filed:	October 16, 2001
Recorded:	Book 1619, Page 87
Lessors:	Mike Seiver, a married person dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

Dated:	August 28, 2001
Filed:	October 23, 2001
Recorded:	Book 1619, Page 236
Lessors:	David Seiver
Lessee:	Easton Enterprises, Inc.
Description:	NW/4 Section 14-T17N-R3W, Logan County, Oklahoma

SW/4 OF SECTION 6-T17N-R2W

Wellbores

CORAL #30; API #083-23966-00

SE/4 SW/4 NW/4 SW/4 (1984' FSL and 430' FWL) of the drilling and spacing unit comprised of Lot 6, Lot 7, and the West 22.4 acres of the SW/4 of Section 6-T17N-R2W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lease Interests

Dated:	August 13, 2008
Filed:	August 22, 2008
Recorded:	Book 2087, Page 241
Lessors:	Suzanne Tellaro Million
Lessee:	Easton Enterprises, Inc.
Description:	Lots 6 and 7 and the West 22.40 acres of the E/2 SW/4 of Section 6-T17N-R2W,
Logan County, Oklahoma

Dated:	March 9, 2011
Filed:	April 5, 2011
Recorded:	Book 2241, Page 110
Lessors:	Von C. Sanders
Lessee:	Easton Enterprises, Inc.
Description:	Lots 6 and 7 and the West 22.40 acres of the E/2 SW/4, Section 6-T17N-R2W,
Logan County, Oklahoma

Dated:	May 12, 2011
Filed:	May 23, 2011
Recorded:	Book 2249, Page 114
Lessors:	William L. and Gayle M. Grubbs, husband and wife
Lessee:	Easton Enterprises, Inc.
Description:	All of Lots 6 and 7 and the West 22.40 acres of the E/2 SW/4 of Section 6-T17N-R2W, Logan County, Oklahoma

SE/4 OF SECTION 1-T17N-R3W

Wellbores

CORAL #1-31; API #083-206941

NE/4 SE/4 NW/4 SE/4 (760' FNL and 1' FEL) of the drilling and spacing unit comprised of the W/2 SE/4 of Section 1-T17N-R3W, Logan County, Oklahoma. Being 80 acres.

Lease Interests

Dated:	January 15, 2008
Filed:	February 10, 2010
Recorded:	Book 2171, Page 295
Lessors:	Don Samuel Davis, a married man dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 1-T17N-R3W, Logan County, Oklahoma

Dated:	February 8, 2010
Filed:	March 1, 2010
Recorded:	Book 2173, Page 580
Lessors:	James R. Beery, a married man dealing in his sole and separate property

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

Lessee:	Easton Enterprises, Inc.
Description:	SE/4, Section 1-T17N-R3W, Logan County, Oklahoma

Dated:	April 14, 2010
Filed:	May 12, 2010
Recorded:	Book 2184, Page 533
Lessors:	William L. and Gayle M. Grubbs, husband and wife
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 1-T17N-R3W, Logan County, Oklahoma

Dated:	December 14, 2011
Filed:	January 24, 2012
Recorded:	Book 2294, Page 184
Lessors:	Charles G. Beery, a married man dealing in his sole and separate property
Lessee:	Easton Enterprises, Inc.
Description:	SE/4 of Section 1-T17N-R3W, Logan County, Oklahoma

Including wellbore only of the following:

CORAL #29-1; API #083-23928

S/2 N/2 SW/4 NE/4 (890' FSL and 660' FWL) of the drilling and spacing unit comprised of the W/2 NE/4 of Section 1-T17N-R3W, Logan County, Oklahoma Force Pooled Interest acquired pursuant to OCC Pooling Order No. 579853 dated October 27, 2010, entered in Cause CD No. 201003630, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the W/2 NE/4 of Section 1, T17N, R3W, Logan County, Oklahoma

RIVER #1-1; API #083-23886

E/2 E/2 SE/4 NW/4 (660' FSL and 2314' FWL) of the drilling and spacing unit comprised of the E/2 NW/4 of Section 1-T17N-R3W, Logan County, Oklahoma Force Pooled Interest acquired pursuant to OCC Pooling Order No. 557372 dated July 28, 2008 entered in Cause CD No. 200803939, the Application of First Liberty Energy, Inc. to force pool the drilling and spacing unit comprised of the SE/4 NW/4; E/2 NW/4 and NW/4 of Section 1, T17N, R3W, Logan County, Oklahoma

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”

EXHIBIT “A” – Logan County, Oklahoma

Part 2

Allocated Value Schedule

Well Name	API Number	County	State	Well Location	Section	Township	Range	Field Name	Working Interest	Net Revenue Interest	Gross NRI	Allocated Value
Logan County 1-1 (FKA River #1-1)	35-083-23886	Logan	OK	E2E2SENW	1	17N	3W	Lawrie West	1.00000000	0.75000000	0.75000000	$13,283
Logan County 1-31 (FKA Coral #1-31)	35-083-20694	Logan	Ok	NESENWSE	1	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$13,368
Logan County 29-1 (FKA Coral #29-1)	35-083-23928	Logan	OK	S2N2SWNE	1	17N	3W	Lawrie West	1.00000000	0.75000000	0.75000000	$13,283
Logan County 2-19 (FKA Coral 2-19)	35-083-23812	Logan	OK	CN2NWSE	2	17N	3W	Lawrie West	1.00000000	0.78040180	0.78040180	$13,062
Logan County 2-2 (FKA Coral 2-2)	35-083-23673	Logan	OK	W2SESESW	2	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$12,326
Logan County 2-20 (FKA Coral 2-20)	35-083-23810	Logan	OK	NESESWSW	2	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$13,510
Logan County 2-24 (FKA Coral 2-24)	35-083-23797	Logan	OK	E2NWNESE	2	17N	3W	Lawrie West	1.00000000	0.78040180	0.78040180	$12,326
Logan County 2-28 (FKA Coral 2-28)	35-083-23868	Logan	OK	SESWNWSW	2	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$13,510
Logan County 2-3 (FKA Coral 2-3)	35-083-23686	Logan	OK	NESWNESW	2	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$12,326
Logan County 2-4 (FKA Coral 2-4)	35-083-23696	Logan	OK	SENWSWSE	2	17N	3W	Lawrie West	1.00000000	0.78401800	0.78401800	$13,512
Logan County 2-9 (FKA Coral 2-9)	35-083-23713	Logan	OK	CSESE	2	17N	3W	Lawrie West	1.00000000	0.78040180	0.78040180	$17,473
Logan County 11-1 (FKA Coral 11-1)	35-083-23645	Logan	OK	SENWSWNW	11	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$40,310
Logan County 11-14 (FKA Coral 11-14)	35-083-23796	Logan	OK	E/2 W/2 NWSE	11	17N	3W	Lawrie West	0.96406250	0.75661135	0.78481566	$39,078
Logan County 11-15 (FKA Coral 11-15)	35-083-23806	Logan	OK	NWSENWNW	11	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$13,538
Logan County 11-16 (FKA Coral 11-16)	35-083-23831	Logan	OK	E2W2NESW	11	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$32,990
Logan County 11-18 (FKA Coral 11-18)	35-083-23799	Logan	OK	NESWSWNE	11	17N	3W	Lawrie West	1.00000000	0.78071875	0.78071875	$60,266
Logan County 11-21 (FKA Coral 11-21)	35-083-23817	Logan	OK	SWSWSENE	11	17N	3W	Lawrie West	1.00000000	0.78071875	0.78071875	$13,541
Logan County 11-23 (FKA Coral 11-23)	35-083-23835	Logan	OK	SENWNENE	11	17N	3W	Lawrie West	1.00000000	0.78071875	0.78071875	$12,326
Logan County 11-25 (FKA Coral 11-25)	35-083-23891	Logan	OK	SENWSENW	11	17N	3W	Lawrie West	0.97231910	0.77033256	0.79226312	$12,326
Logan County 11-26 (FKA Coral 11-26)	35-083-23842	Logan	OK	E2W2NESE	11	17N	3W	Lawrie West	0.96406250	0.75661135	0.78481566	$12,326
Logan County 11-32 (FKA Coral 11-32)	35-083-23904	Logan	OK	SWNESWSE	11	17N	3W	Lawrie West	0.96406250	0.75661135	0.78481566	$12,326
Logan County 11-33 (FKA Coral 11-33)	35-083-23909	Logan	OK	W2E2SESW	11	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$13,454
Logan County 11-34 (FKA Coral 11-34)	35-083-23882	Logan	OK	NWSESESE	11	17N	3W	Lawrie West	0.96406250	0.75661135	0.78481566	$28,812
Logan County 11-5 (FKA Coral 11-5)	35-083-23726	Logan	OK	CNENW	11	17N	3W	Lawrie West	0.88605491	0.69656757	0.78614492	$13,416
Logan County 11-6 (FKA Coral 11-6)	35-083-23707	Logan	OK	CNWNE	11	17N	3W	Lawrie West	0.92812500	0.72393750	0.78000000	$17,641
Logan County 22-11 (FKA Coral 22-11)	35-083-23867	Logan	OK	NWSWNWSW	11	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$10,217
Logan County 12-10 (FKA Coral 12-10)	35-083-23727	Logan	OK	W2SENWNW	12	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$16,379
Logan County 12-11 (FKA Coral 12-11)	35-083-23763	Logan	OK	NWSENWSW	12	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$21,378
Logan County 12-12 (FKA Coral 12-12)	35-083-23765	Logan	OK	N2NESESE	12	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$16,445
Logan County 12-17 (FKA Coral 12-17)	35-083-23856	Logan	OK	NWSESENW	12	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$16,445
Logan County 12-27 (FKA Coral 12-27)	35-083-23848	Logan	OK	S2SWSWNW	12	17N	3W	Lawrie West	0.93750000	0.73125000	0.78000000	$16,370
Logan County 12-7 (FKA Coral 12-7)	35-083-23762	Logan	OK	NESWNENE	12	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$16,436
Logan County 14-8 (FKA Coral 14-8)	35-083-23708	Logan	OK	E2NWNWNW	14	17N	3W	Lawrie West	1.00000000	0.78000000	0.78000000	$12,326
Logan County 30 (FKA Coral 30)	35-083-23966	Logan	OK	SENWNWSW	6	17N	2W	Lawrie West	1.00000000	0.78000000	0.78000000	$3,675
												$600,000

APHE – CIA 2022 – Exhibit “C”
Senior Secured ConvertiblePromissory Note – Exhibit “F”
Form of Mortgage Agreement – Exhibit “A”